QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
IMC Global Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

    April 5, 2001

Dear Stockholder:

    You are cordially invited to attend the IMC Global Inc. 2001 Annual Meeting of Stockholders. The meeting will be held at the Company's headquarters offices, 100 South Saunders Road, Lake Forest, Illinois 60045 on May 11, 2001 at 12:00 noon local time. Directions to our offices are included in this Proxy Statement. A Notice of the Annual Meeting, a Proxy Statement covering the formal business of the meeting, the 2000 Annual Report of the Company, a proxy card and related information are enclosed. At the meeting we will report on the Company's operations during the fiscal year ended December 31, 2000.

    I encourage you to attend the meeting and to vote in favor of the election of Directors, the amendment to the IMC Global Inc. Amended and Restated 1988 Stock Option and Award Plan and the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors. Regardless of whether you expect to attend, please promptly sign and return the proxy card in the enclosed postage-paid envelope. Even if you execute this proxy, you may revoke it at any time before it is voted. If you attend the meeting and wish to vote in person, you will be able to do so even if you have previously returned your proxy card.

    Your cooperation and prompt attention to this matter are appreciated.

Sincerely,

Douglas A. Pertz
Chairman, President and Chief Executive Officer
100 South Saunders Road
Lake Forest, Illinois 60045-2561
Telephone 847-739-1200

Headquarters Offices: 100 South Saunders Road Lake Forest, Illinois 60045-2561

Notice of 2001 Annual Meeting of Stockholders

To Our Stockholders:

    The 2001 Annual Meeting of Stockholders of IMC Global Inc., a Delaware corporation, will be held at the Company's headquarters offices, 100 South Saunders Road, Lake Forest, Illinois 60045 on May 11, 2001, at 12:00 noon local time, to consider and act upon the following matters, each of which is explained more fully in the following Proxy Statement:

      1.  To elect three directors for terms expiring in 2004, each as recommended by the Board of Directors;

      2.  To authorize and approve an amendment to the IMC Global Inc. Amended and Restated 1988 Stock Option and Award Plan to increase by 5,700,000 the number of shares available to be awarded thereunder, as recommended by the Board of Directors;

      3.  To ratify the appointment of Ernst & Young LLP as independent auditors to examine and report on the financial statements of IMC Global Inc. for the year ending December 31, 2001, as recommended by the Board of Directors; and

      4.  To transact any other business that may properly come before the 2001 Annual Meeting of Stockholders or any adjournment thereof.

    A proxy card for your use in voting on these matters is also enclosed.

    In accordance with our Amended and Restated By-Laws and resolutions of the Board of Directors, only common stockholders of record at the close of business on March 30, 2001 are entitled to notice of and to vote at the 2001 Annual Meeting of Stockholders.

By Order of the Board of Directors

Rose Marie Williams
Corporate Secretary
April 5, 2001

TABLE OF CONTENTS

The IMC Global Board and Board Committees	1
The Board of Directors	1
Committees of the Board of Directors	1
Report of the Audit Committee	2
Report of the Compensation Committee	3
Compensation Philosophy and Objectives	3
Compensation Components and Process	4
Policy on Deductibility of Compensation	5
Stock Ownership Guidelines	5
Chief Executive Officer Compensation	5
Stockholder Return Information	7
Policies Relating to the Board of Directors	8
Nomination and Selection of Directors	8
Compensation of Directors	8
Attendance	8
Retirement from the Board	8
Beneficial Ownership of Common Stock	9
Ownership of Common Stock by Directors and Executive Officers	9
Ownership of Common Stock by Others	10
Section 16(a) Beneficial Ownership Reporting Compliance	11
Executive Compensation	12
Compensation of Executive Officers	12
Employment Agreement	15
Severance Agreements	17
Employee Stock Options	17
Management Compensation and Benefit Assurance Program	18
Certain IMC Salt Divestiture Agreements	18
Compensation Committee Interlocks and Insider Participation	19
The Annual Meeting	20
Proxies and Voting at the Annual Meeting	20
Matters to Be Considered at the Annual Meeting	21
Election of Directors	21
Approval of the Amendment to the IMC Global Inc. Amended and Restated 1988 Stock Option and Award Plan	25
Ratification of the Appointment of Independent Auditors	29
Miscellaneous Information	30
Discretionary Voting Authority	30
Stockholder Proposals and Nominations for the 2002 Annual Meeting of Stockholders	30
Directions to IMC Global's Headquarters Offices	31
EXHIBIT A—IMC Global Inc. 1988 Stock Option and Award Plan as Proposed to Be Amended and Restated	A-1
APPENDIX A—IMC Global Inc. Board of Directors' Audit Committee Charter	1a

PROXY STATEMENT

IMC GLOBAL INC.
100 South Saunders Road
Lake Forest, Illinois 60045-2561

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of IMC Global Inc. (the "Company" or "IMC Global") for the 2001 Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 11, 2001. Notice of this meeting to all stockholders of record entitled to vote as of March 30, 2001 (the "Record Date") accompanies this Proxy Statement. Additional information with respect to voting at the Annual Meeting and the matters to be voted on at the Annual Meeting are described in this Proxy Statement under the caption "The Annual Meeting." As of the close of business on the Record Date, there were 114,762,992 outstanding shares of Common Stock, par value $1.00 per share, of the Company (the "Common Stock") which may be voted at the Annual Meeting. Only common stockholders of record at the close of business on the Record Date shall be entitled to vote at the Annual Meeting. Each issued and outstanding share of Common Stock is entitled to one vote. This Proxy Statement and the accompanying proxy card are first being mailed to stockholders on or about April 5, 2001.

    The Annual Report of the Company for the year ended December 31, 2000 is being mailed to stockholders with this Proxy Statement, but the Annual Report is not incorporated in this Proxy Statement and is not a part of the proxy soliciting material.

THE IMC GLOBAL BOARD AND BOARD COMMITTEES

The Board of Directors

    The Board of Directors of the Company (the "Board") consists of eight members. One of the eight current Directors is also an employee of the Company. Douglas A. Pertz is Chairman, President and Chief Executive Officer of the Company. The Board is divided into three classes with staggered terms of three years each so that the term of one class expires at each annual meeting.

    The Board oversees the management of the business of the Company and its subsidiaries and determines overall corporate policies. The Board's primary responsibilities are directing the fundamental operating, financial and other corporate strategies of the Company and evaluating the overall effectiveness of the Company's management.

Committees of the Board of Directors

    The Board has five standing committees: the Executive Committee, the Audit Committee, the Compensation Committee, the Committee on Directors and Board Affairs and the Environmental, Health and Safety Committee, each of which plays a significant role in the discharge of the Board's duties and obligations. The membership of each committee is described in this Proxy Statement under the caption "The Annual Meeting—Matters to Be Considered at the Annual Meeting—Election of Directors."

    The Executive Committee.  The Executive Committee, which is comprised of the Company's Chairman, President and Chief Executive Officer, and three non-employee Directors, met one time in 2000. The responsibilities of the Executive Committee include acting on matters requiring emergency action when the full Board cannot be convened.

    The Audit Committee.  The Audit Committee, which is comprised of four non-employee Directors, met seven times in 2000. As required by the rules of the New York Stock Exchange (the "NYSE"), all of the members of the Audit Committee are independent and financially literate, and at least one member meets the NYSE's financial management expertise requirement. The responsibilities of the Audit Committee include evaluating the independence, performance and compensation of the independent auditors of the Company and Phosphate Resource Partners Limited Partnership, a Delaware limited partnership of which the Company is the administrative managing general partner ("Phosphate Resource Partners"); reviewing the scope and results of the annual financial statement audits with the independent auditors, management and internal auditors; reviewing the internal audit plan and scope; and reviewing the quality and adequacy of internal control systems with management, the internal auditor and the independent auditors.

    The Compensation Committee.  The Compensation Committee, which is comprised of three non-employee Directors, met nine times in 2000. The responsibilities of the Compensation Committee include recommending to the Board the amount and nature of compensation paid by the Company to its executive officers and key employees; administering the stock option, incentive compensation and similar executive benefit plans; reviewing incentive compensation awards; and considering the competitiveness of the Company's executive compensation and other compensation programs with respect to relevant industries and the business community generally.

    The Committee on Directors and Board Affairs.  The Committee on Directors and Board Affairs, which is comprised of four non-employee Directors (together with the Chairman, President and Chief Executive Officer who serves as a non-voting member of the Committee), met three times in 2000. The responsibilities of the Committee on Directors and Board Affairs include selecting and recommending to the Board nominees for director; recommending to the Board all committee assignments; reviewing the succession plan for senior management; and developing a compensation and benefits program for the Board.

    The Environmental, Health and Safety Committee.  The Environmental, Health and Safety Committee, which is comprised of four non-employee Directors, met five times during 2000. The responsibilities of the Environmental, Health and Safety Committee include reviewing with management and providing oversight for the Company's policies, programs and procedures relating to the environment, health and safety ("EHS") and the implementation thereof; reviewing the Company's compliance with applicable laws, regulations and the EHS policies of the Company; and reviewing reports from management regarding significant administrative, regulatory and judicial proceedings and proposed legislation and rule-making initiatives that may impact the Company.

REPORT OF THE AUDIT COMMITTEE

Dear Fellow Stockholders:

    The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

    The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards and Statement on Auditing Standards No. 61. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures and the letter required by the Independence Standards Board Standard No. 1 and considered the compatibility of nonaudit services with the auditors' independence.

    The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

    The Board of Directors has approved and adopted a written Audit Committee Charter, a copy of which is attached to this Proxy Statement as Appendix A.

    In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to stockholder approval, the reappointment of Ernst & Young LLP as independent auditors to audit the financial statements of the Company for the current fiscal year.

Respectfully submitted,
Raymond F. Bentele, Chairman James M. Davidson Donald F. Mazankowski Pamela B. Strobel

REPORT OF THE COMPENSATION COMMITTEE

Dear Fellow Stockholders:

    Our Committee is responsible for recommending to the Board of Directors the amount and nature of compensation paid to executive officers and key employees of the Company and administering the Company's employee stock option and incentive plans. Our decisions are based on our in-depth understanding of the Company and its long-term strategies, as well as our knowledge of the capabilities and performance of the Company's executives.

Compensation Philosophy and Objectives

    The Committee's principal objective in designing and recommending compensation policies is to develop and administer a comprehensive program to attract, motivate and retain outstanding managers who are likely to enhance the profitability of the Company and create value for its stockholders. In early 2000, the Compensation Committee undertook a comprehensive review of the Company's existing executive compensation programs and overall compensation philosophy, which included a review of the various forms and amounts of compensation paid to senior executives of the Company's comparator group, i.e., approximately 20 companies in the nonpharmaceutical chemicals business, which the Company has identified as companies against which it is competing for executive talent. The Committee also engaged the Company's compensation consultants to assess and provide recommendations regarding the Company's executive compensation programs and philosophy in relation to such comparator group. Upon completing this comprehensive review, the Committee determined it to be advisable and appropriate to restructure the Company's executive compensation program and effect a change in the overall compensation philosophy by reducing total executive compensation over a three-year period commencing in fiscal year 2001 from the 75th to the 65th percentile of the Company's comparator group (with base salary remaining at the 50th percentile), replacing the cash portion of long-term incentive compensation with additional equity-based compensation and increasing executives' individual target bonus awards under the Company's annual bonus program. Within this new overall compensation philosophy, the Committee's specific objectives are to:

  •
  recognize and reward sustained superior performance by individual officers and key employees;

  •
  pay for performance on both an individual and corporate level;

  •
  align stockholder and executive interests by placing a significant portion of executive compensation "at risk";

  •
  tie executive compensation to the achievement of certain short-term and long-term performance objectives of the Company; and

  •
  offer a total compensation program that takes into account the compensation practices of comparable companies.

Compensation Components and Process

    There are three major components of the Company's executive officer compensation: (i) base salary, (ii) bonus and (iii) long-term incentive awards.

    Base Salary.  Base salary levels for executives are established based on the Committee's review of industry and national surveys of compensation levels and its review of the recommendations of the compensation professionals retained by the Company. The Committee strives to maintain salary levels that support management development and career enhancement of executives while being competitive with the Company's compensation comparator group. Based on the industry and national surveys described above and the Committee's objective of linking total compensation to individual and Company performance, the Committee intends that base salary will comprise approximately 20% to 35% of an executive's total compensation.

    Bonus.  Executive officers and other key employees of the Company and its subsidiaries participate in the IMC Global Inc. Management Incentive Compensation Program (the "MICP"). Under the MICP, target annual incentive awards for eligible executives are equivalent to approximately 45% to 85% of base salary contingent upon the attainment of pre-established individual performance objectives and business performance goals established by the Compensation Committee for the Company as a whole and for each of the Company's major operating subsidiaries and business segments. Seventy percent of an executive's MICP award is tied to the attainment of business performance objectives and the remaining 30% of such award is tied to individual performance objectives. For 2000, individual, Company and business unit performance objectives applicable to the Company's executives were achieved at varying levels, resulting in an average of 80% of target, and corresponding MICP awards were made to such executives. The Committee intends that annual incentive awards will comprise 15% to 20% of an executive's total compensation.

    Long-Term Incentive Awards.  Prior to 2000, long-term incentive compensation consisted of both a cash component under the IMC Global Inc. 1996 Long-Term Incentive Plan (the "1996 LTIP") and equity incentives under the IMC Global Inc. 1988 Stock Option and Award Plan, as amended and restated effective October 19, 1995, and as further amended (the "1988 Option Plan"). In connection with the Compensation Committee's review and restructuring of the Company's executive compensation programs and overall compensation philosophy, the 1996 LTIP was terminated effective March 30, 2000. For 2000, one-time transition awards were made to 1996 LTIP participants in the form of stock options or restricted stock, as elected by the executive. Transition awards for executive officers were based upon the cash value of each executive's 2000 target award under the 1996 LTIP, i.e., a percentage of the salary midpoint for the executive's salary grade.

    With the elimination of the 1996 LTIP, all long-term incentive awards are made under the 1988 Option Plan in the form of stock options and restricted stock awards. The Company uses stock options and restricted stock awards as a significant component of its executive compensation package because these equity-based awards align the interests of executive officers and other key employees with those of the Company's stockholders. Stock options are exercisable over a ten-year period, subject to vesting requirements, and allow grantees to purchase shares at the full market price of the stock on the day the options were granted. The Committee intends that long-term incentive awards will comprise 50% to 65% of an executive's total compensation.

Policy on Deductibility of Compensation

    Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), limits the tax deductibility by a corporation of annual compensation in excess of $1 million paid to the chief executive officer or any of its four most highly compensated executive officers (other than the chief executive officer). However, performance-based compensation that has been approved by stockholders is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals and the board committee that establishes such goals consists only of "outside directors."

    All members of IMC Global's Compensation Committee qualify as outside directors. While the tax impact of any compensation arrangement is one factor to be considered, such impact is evaluated in light of the Committee's overall compensation philosophy. The Committee will consider ways to maximize the deductibility of executive compensation while retaining the discretion the Committee deems necessary to compensate officers in a manner commensurate with performance and the competitive environment for executive talent. However, from time to time the Committee may award compensation which is not fully deductible if the Committee determines that such award is consistent with its philosophy and in the best interests of IMC Global and its stockholders.

    The 1988 Option Plan and the MICP are designed to permit certain awards made thereunder to meet the performance-based criteria of Section 162(m) of the Internal Revenue Code.

Stock Ownership Guidelines

    In order to align stockholder and executive interests, IMC Global has established Stock Ownership Guidelines (the "Guidelines") for executive officers. The Guidelines establish ownership targets of Common Stock based on the base salary of the executive and are designed to ensure that executives have invested a substantial portion of their personal wealth in Common Stock.

Chief Executive Officer Compensation

    Mr. Pertz participates in the executive compensation programs described throughout this report. Mr. Pertz's total compensation in 2000 reflects his leadership of constructive change and his contributions in leading the Company's long-term strategic growth and in overseeing the pending divestiture of IMC Salt and the restructuring of operations. Upon his promotion to Chief Executive Officer on October 1, 1999, Mr. Pertz's 2000 annual base salary was set at $750,000 and remained unchanged in 2000; however, Mr. Pertz's target bonus award under the Company's MICP was increased from 65% to 85% of base salary, in connection with the Compensation Committee's restructuring of the executive compensation programs and change in overall compensation philosophy described above. Mr. Pertz's incentive compensation for 2000 was based upon the Company's performance for 2000 and his performance as President and Chief Executive Officer of the Company. Mr. Pertz's incentive compensation for 2000 included a bonus equal to $498,800 under the MICP. Mr. Pertz's business performance incentive portion (i.e., 70%) of his 2000 bonus under the MICP was based upon the Company's achievement of operating earnings (before taxes) and adjusted contribution free cash flow goals. The remaining 30% of Mr. Pertz's MICP award was based upon his achievement of individual performance objectives which included the development and implementation of strategies for restructuring of Company assets and core operations, as well as effecting increases in free cash flow and return on assets. Mr. Pertz's incentive compensation also included a one-time transition award in connection with the discontinuation of the Company's 1996 LTIP. Mr. Pertz's LTIP transition award was based upon the cash value of his target award for 2000 under the 1996 LTIP, i.e., 80% of the salary midpoint for his salary grade ($794,042), and consisted of 53,000 shares of restricted stock which vest in one-third increments at the end of each of the first three years following the date of grant. In addition, on February 22, 2000, as part of the annual stock option grant to key employees under the 1988 Option Plan, Mr. Pertz was awarded an option to purchase 254,000 shares of Common Stock, which vest in full on the fifth anniversary of the date of grant, or if earlier, in one-third increments with the first third vesting on the date on which the fair market value of the Common Stock reaches $20.00 per share, the second third vesting on the date on which the fair market value of the Common Stock reaches $22.50 per share and the final third vesting on the date on which the fair market value of the Common Stock reaches $25.00 per share. This February 22, 2000 stock option grant was supplemented with an additional option to purchase 124,040 shares of Common Stock, with one-third of the options becoming exercisable at the end of each of the first three years following the date of grant and with the entire option becoming exercisable at the end of the third year, plus 68,960 shares of restricted stock, which vest in one-third increments at the end of each of the first three years following the date of grant. This supplemental award was necessary to provide Mr. Pertz with an equity-based award having a value consistent with the Company's overall compensation philosophy.

    The Compensation Committee's decisions regarding Mr. Pertz's compensation were ratified by the Board of Directors. We believe that IMC Global's historical and future value is inextricably linked to strong management. Accordingly, in approaching decisions on compensation, we go beyond a simple evaluation of financial results to consider a number of qualitative factors which we believe have contributed and continue to contribute significantly to maximizing stockholder value over the long term.

Respectfully submitted, Richard L. Thomas, Chairman
Raymond F. Bentele
David B. Mathis

STOCKHOLDER RETURN INFORMATION

    The following performance graph compares the Company's cumulative total return on its Common Stock for a five-year period with the cumulative total return of the Standard & Poor's 500 Stock Index (the "S&P 500"), the Standard & Poor's Specialty Chemicals Index (the "S&P Group Index") and a peer group of companies selected by the Company (the "2001 Peer Group").

    The following companies comprise the 2001 Peer Group: Agrium, Inc., Mississippi Chemical Corp., Potash Corporation of Saskatchewan, Terra Industries, Inc. and Terra Nitrogen Co. L.P. The Company's stock price performance differs from that of the 2001 Peer Group during some periods due to differences in the market segments in which the Company competes or in the level of its participation in such segments compared to other members of the 2001 Peer Group. The S&P Group Index is comprised of Ecolab Inc., Great Lakes Chemical Corporation, Hercules Incorporated, International Flavors & Fragrances Inc. and Sigma-Aldrich Corp. The Company is not included in the S&P 500. The comparisons set forth below assume an initial investment of $100 and reinvestment of dividends or distributions.

Comparison of Five-Year Cumulative Total Return
IMC Global, S&P 500, S&P Group Index and 2001 Peer Group

	12/31/95	12/31/96	12/31/97	12/31/98	12/31/99	12/31/00
IMC Global	$100	$181.67	$153.47	$101.42	$79.12	$40.99
S&P 500	$100	$169.17	$225.61	$290.09	$351.13	$231.98
S&P Group Index	$100	$134.81	$166.94	$142.17	$157.37	$106.50
2001 Peer Group	$100	$203.46	$183.31	$127.03	$86.97	$83.40

POLICIES RELATING TO THE BOARD OF DIRECTORS

Nomination and Selection of Directors

    Recommendations for new Directors may be made by stockholders to the Corporate Secretary in accordance with the procedures set forth in the Company's Amended and Restated By-Laws. The Corporate Secretary will report such recommendations to the Committee on Directors and Board Affairs for consideration.

Compensation of Directors

    Non-Employee Directors.  During 2000 each non-employee Director received an annual retainer of $27,000, attendance fees of $1,000 for each Board meeting attended and an additional $1,000 for attendance at each meeting of a Board committee to which such Director was assigned. Each non-employee Director also received an additional annual retainer of $3,000 for services as chairperson of a Board committee. Effective December 12, 2000, the annual retainer for the chairperson of the Executive Committee was increased to $27,000 in recognition of that chairperson's additional responsibilities. Prior to the beginning of each calendar year, each non-employee Director may elect to defer some or all of his or her retainer and attendance fees for such year until a specified future date or until retirement.

    Pursuant to the 1998 Stock Option Plan for Non-Employee Directors (the "1998 Directors Option Plan"), each non-employee Director receives options to purchase 2,500 shares of Common Stock each year immediately following the Annual Meeting of Stockholders. Directors who begin service other than on the date of the Annual Meeting of Stockholders receive grants that are pro rated based on the period remaining until the next Annual Meeting of Stockholders. The options are granted at 100% of the fair market value of the Common Stock on the date of grant, are immediately exercisable and, in general, may be exercised at any time up to ten years after the date of grant while the Director remains in office and for two years thereafter.

    Employee Directors.  Employee Directors (currently Mr. Pertz) receive no fees or remuneration, as such, for service on the Board or any committee of the Board.

Attendance

    The full Board held six regular and eight special meetings during 2000. Each Director was present for at least 75% of the aggregate number of meetings of the Board and committees of the Board of which such Director was a member that occurred during 2000 subsequent to the election of such Director to the Board. In addition to attendance at Board and committee meetings, Directors discharge their responsibilities throughout the year by personal meetings and telephone contact with the Company's executive officers and others regarding the business and affairs of the Company.

Retirement from the Board

    The Board has a mandatory retirement policy which provides that any Director who is not an employee of the Company may not stand for re-election to the Board after he or she has attained the age of 70. In addition, it is the policy of the Board that employees of the Company (other than the Chief Executive Officer) who serve on the Board resign from the Board upon their retirement from the Company. The Board also has a policy that any non-employee Director or the Chief Executive Officer of the Company submit his or her resignation if he or she has a material change in employment, is the subject of media attention that reflects unfavorably on his or her continued service on the Board or has a conflict of interest with the Company. The Board shall accept or reject the resignation based on the best interests of the Company.

BENEFICIAL OWNERSHIP OF COMMON STOCK

Ownership of Common Stock by Directors and Executive Officers

    The following table shows the number of shares of Common Stock that are owned beneficially, as of March 16, 2001, by (i) each Director, (ii) each executive officer named in the Summary Compensation Table and (iii) the Directors and all executive officers of the Company as a group (21 persons), with sole voting and investment power unless otherwise indicated.

Name	Number of Shares Owned Beneficially as of March 16, 2001(1)(2)
Raymond F. Bentele	16,500	(3)
James M. Davidson	15,250	(3)
Harold H. MacKay	29,100	(3)(4)
David B. Mathis	15,500	(3)
Donald F. Mazankowski	16,350	(3)(4)
Douglas A. Pertz	457,091	(5)
Pamela B. Strobel	5,625	(3)
Richard L. Thomas	31,500	(3)
John U. Huber	434,173	(4)(5)(6)
J. Bradford James	149,479	(5)
Robert F. Clark	52,400	(5)
Steven J. Demetriou	30,271	(5)
Directors and all executive officers as a group	2,004,345	(7)

(1)
Beneficial ownership of Common Stock is based on information furnished or confirmed by each Director or executive officer described above. No individual Director or executive officer is a beneficial owner of more than 1% of the outstanding shares of Common Stock. Directors and the executive officers described above as a group beneficially own an aggregate of approximately 1.75% of the outstanding shares of Common Stock.

(2)
No Director or executive officer owns any units of Phosphate Resource Partners.

(3)
Includes shares of Common Stock purchasable within 60 days of March 16, 2001 through the exercise of options granted to non-employee Directors under the 1998 Directors Option Plan and the 1994 Stock Option Plan for Non-Employee Directors (the "1994 Directors Option Plan"), as follows: Mr. Bentele, 15,500 shares; Dr. Davidson, 13,500 shares; Mr. MacKay, 11,500 shares; Mr. Mathis, 13,500 shares; Mr. Mazankowski, 7,500 shares; Ms. Strobel, 4,625 shares; and Mr. Thomas, 11,500 shares.

(4)
Includes shares of Common Stock purchasable within 60 days of March 16, 2001 through the exercise of options granted under The Vigoro Corporation 1991 Stock Option Plan, as amended (the "Vigoro Option Plan"), as follows: Mr. MacKay, 16,000 shares; Mr. Mazankowski, 8,000 shares; and Mr. Huber, 72,441 shares.

(5)
Includes shares of Common Stock purchasable within 60 days of March 16, 2001 through the exercise of options granted under the 1988 Option Plan as follows: Mr. Pertz, 254,679 shares; Mr. Huber, 154,766 shares; Mr. James, 92,100 shares; Mr. Clark, 50,000 shares; and Mr. Demetriou, 25,000 shares.

(6)
Includes 155,000 shares of Common Stock held by the John and Janice Huber Family Limited Partnership, an Illinois limited partnership (the "Huber Partnership"). Mr. Huber and his wife are the sole general partners of the Huber Partnership. Mr. Huber disclaims beneficial ownership of any of the 155,000 shares of Common Stock owned by the Huber Partnership except to the extent of his ownership interest in the Huber Partnership.

(7)
Includes 1,355,501 shares of Common Stock purchasable within 60 days of March 16, 2001 by Directors and all executive officers as a group through the exercise of options granted under the 1998 Directors Option Plan, the 1994 Directors Option Plan, the Vigoro Option Plan and the 1988 Option Plan.

Ownership of Common Stock by Others

    The Company believes that, as of December 31, 2000, based on filings with the Securities and Exchange Commission (the "SEC"), only the following named organizations are the beneficial owners of more than 5% of the outstanding Common Stock.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Outstanding Common Stock
FMR Corp.(1) 82 Devonshire Street Boston, Massachusetts 02109	12,338,130	10.75%
J. R. Simplot/J. R. Simplot Self-(2) Declaration of Revocable Trust J. R. Simplot Foundation 999 Main Street Boise, Idaho 83702	10,767,769	9.40%
Capital Group International, Inc.(3) 11100 Santa Monica Boulevard Los Angeles, California 90025	10,754,930	9.40%
Great American Management and Investment, Inc.(4) Eagle-GVI One, Inc. Samstock, L.L.C. 3753 Howard Hughes Parkway Suite 200 Las Vegas, Nevada 89109 Two North Riverside Plaza Chicago, Illinois 60606	6,510,286	5.67%
Mellon Financial Corporation(5) One Mellon Center Pittsburgh, Pennsylvania 15258	6,491,474	5.66%

(1)
Based solely on an amendment to Schedule 13G dated February 14, 2001, FMR Corp. is a parent holding company which, together with its affiliates, has sole voting power with respect to 605,630 shares and sole dispositive power with respect to 12,338,130 shares.

(2)
Based solely on an amendment to Schedule 13D dated October 20, 2000, J. R. Simplot, as trustee of the J. R. Simplot Self-Declaration of Revocable Trust (the "Trust"), has sole voting and dispositive power over 8,921,169 shares held by the Trust. The J. R. Simplot Foundation (the "Foundation") has sole voting and dispositive power over 1,846,600 shares. J. R. Simplot shares with the other directors of the Foundation, the power to vote and dispose of the 1,846,600 shares held by the Foundation.

(3)
Based solely on an amendment to Schedule 13G dated February 9, 2001, Capital Group International, Inc. is the parent holding company of a group of investment management companies that holds investment power and, in some cases, voting power over the securities reported in its Schedule 13G. Capital Group International, Inc. has sole voting power over 10,547,030 shares and sole dispositive power over 10,754,930 shares.

(4)
Based solely on an amendment to Schedule 13G dated February 14, 2001, Great American Management and Investment, Inc. and Eagle-GVI One, Inc. share voting and dispositive power over 6,510,286 shares. Samstock, L.L.C. has sole voting and dispositive power over an additional 1,243,900 shares, or 1.08% of the outstanding Common Stock.

(5)
Based solely on a Schedule 13G dated January 18, 2001, Mellon Financial Corporation is a parent holding company which, together with its direct or indirect subsidiaries, has sole voting power with respect to 5,234,664 shares and sole dispositive power with respect to 6,412,929 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

    Each Director and officer of the Company who is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is required by Section 16(a) of the Exchange Act to report to the SEC, by a specified date, his or her beneficial ownership of or transactions in the Company's securities. Reports received by the Company indicate that all such Directors and officers filed all requisite reports with the SEC on a timely basis during 2000, with the exception of Kermit E. McCormack, who failed to include one grant of stock options in his Form 3 filed on May 5, 2000.

EXECUTIVE COMPENSATION

Compensation of Executive Officers

    The following table sets forth compensation information for the Chairman, President and Chief Executive Officer of the Company, and each of the other four most highly compensated executive officers of the Company for 2000. The executive officers listed below are collectively referred to as the "Named Executive Officers" in this Proxy Statement. The compensation shown excludes amounts for any fiscal year prior to becoming an executive officer.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation
							Awards	Payouts
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)(6)	Restricted Stock Award(s) ($)		Securities Underlying Options (#)	LTIP Payouts ($)	All Other Compensation ($)(11)
D. A. Pertz (1) Chairman, President & CEO	2000 1999 1998	750,000 637,500 150,000	498,800 255,938 151,650	1,919 62,113 —	1,837,023 — —	(7)(8)	378,040 275,000 500,000	— 831,149 246,413	150,211 119,987 22,091
J. U. Huber (2) Executive VP	2000 1999 1998	420,000 401,059 353,870	300,000 86,026 319,254	2,877 4,739 1,801	306,959 — 371,250	(7)(9)	127,300 63,000 60,000	— 289,539 443,166	120,837 161,855 98,561
J. B. James (3) Executive VP & CFO	2000 1999 1998	385,008 358,752 288,750	175,000 158,816 238,219	— — —	306,959 192,500 —	(7)(10)	143,300 57,000 40,000	— 319,991 382,612	114,277 114,137 59,497
R. F. Clark (4) Senior VP	2000 1999	270,000 266,500	135,000 161,177	— —	— —		— 30,000	— 151,244	86,789 78,576
S. J. Demetriou (5) Executive VP	2000 1999	302,083 162,500	160,000 163,000	8,444 10,389	— —		— 25,000	— 180,059	79,256 55,632

(1)
Mr. Pertz joined the Company on October 1, 1998 as its President and Chief Operating Officer. On October 1, 1999, Mr. Pertz became President and Chief Executive Officer of the Company. Mr. Pertz also became Chairman of the Board on October 24, 2000.

(2)
Mr. Huber was elected Senior Vice President on February 25, 1997 and was promoted to Executive Vice President effective October 1, 1999.

(3)
Mr. James joined the Company in February 1998 and was elected Senior Vice President and Chief Financial Officer on February 24, 1998. He was promoted to Executive Vice President and Chief Financial Officer effective October 1, 1999.

(4)
Mr. Clark joined the Company in April 1998 and was elected Senior Vice President on April 27, 1999.

(5)
Mr. Demetriou joined the Company in June 1999 and was elected Senior Vice President effective October 1, 1999. He was promoted to Executive Vice President effective January 10, 2001. Mr. Demetriou resigned from the Company effective March 15, 2001. Mr. Demetriou received an award of 20,379 shares of restricted stock on March 30, 2000, having an aggregate value on that date of $306,959. At December 31, 2000, these shares had an aggregate value of $317,148. In addition to the information set forth in the table, during 2000, Mr. Demetriou received option grants relating to 160,200 shares and, during 1999, he received option grants relating to 50,000 shares. All of these restricted shares and options were forfeited or canceled upon Mr. Demetriou's resignation.

(6)
Includes amounts reimbursed during the fiscal year for the payment of taxes. Also includes for Mr. Pertz $49,142 in 1999 pursuant to the terms of Mr. Pertz's employment agreement representing the purchase price of an automobile leased by him prior to his employment by the Company.

(7)
This award vests in one-third increments at the end of each of the first three years following the date of grant, except in the event of a Change in Control as described below under "Employment Agreement" and "Employee Stock Options."

(8)
Mr. Pertz received an award of 121,960 shares of restricted stock on March 30, 2000. At December 31, 2000, these shares had an aggregate value of $1,898,003. Each share of restricted stock is entitled to dividends in the same amount as other shares of Common Stock.

(9)
Mr. Huber received an award of 10,000 shares of restricted stock on February 23, 1998 which vested on February 23, 2001 and an award of 20,379 shares of restricted stock on March 30, 2000. At December 31, 2000, these shares had an aggregate value of $472,773. Each share of restricted stock is entitled to dividends in the same amount as other shares of Common Stock.

(10)
Mr. James received an award of 10,000 shares of restricted stock on February 19, 1999 and an award of 20,379 shares of restricted stock on March 30, 2000. At December 31, 2000, these shares had an aggregate value of $472,773. Each share of restricted stock is entitled to dividends in the same amount as other shares of Common Stock.

(11)
Includes: (i) the value of the benefit for life insurance premiums paid by the Company in fiscal 2000 as follows: Mr. Pertz, $11,789; Mr. Huber, $27,163; Mr. James, $25,054; Mr. Clark, $14,372; and Mr. Demetriou, $4,837; (ii) contributions made by the Company to the savings component of the Company's Profit Sharing and Savings Plan in fiscal 2000 in the amount of $7,650 each for Messrs. Pertz, Huber, James, Clark and Demetriou; (iii) contributions made by the Company for fiscal 2000 to the profit sharing component of the Company's Profit Sharing and Savings Plan as follows: Mr. Pertz, $11,314; Mr. Huber, $11,850; Mr. James, $11,850; Mr. Clark, $1,288; and Mr. Demetriou, $11,314; (iv) estimated contributions to be made by the Company for fiscal 2000 pursuant to the Company's Restoration Plan (pursuant to which the Company credits to the accounts of certain highly compensated employees amounts that the Company would have contributed to the accounts of such employees under the Company's Profit Sharing and Savings Plan but for limitations imposed by the Internal Revenue Code) as follows: Mr. Pertz, $104,492; Mr. Huber, $61,708; Mr. James, $57,068; Mr. Clark, $51,384; and Mr. Demetriou, $24,385; (v) estimated contributions to be made by the Company for fiscal 2000 pursuant to the Company's defined contribution Supplemental Executive Retirement Plan (which provides certain executives of the Company with retirement benefits in addition to those available under the Profit Sharing and Savings Plan and the Restoration Plan) as follows: Mr. Pertz, $14,966; Mr. Huber, $12,466; Mr. James, $12,655; Mr. Clark, $12,095; and Mr. Demetriou, $11,761; and (vi) the amount of relocation expenses paid and reimbursed by the Company in fiscal 2000 for Mr. Demetriou, $19,309.

OPTION GRANTS IN THE LAST FISCAL YEAR

    The following table sets forth information with respect to all options to purchase shares of Common Stock granted in 2000 to each of the Named Executive Officers. There were no grants of stock appreciation rights to the Named Executive Officers in 2000.

	Individual Grants
		% of Total Options Granted to Employees in Fiscal Year
					Grant Date Value
	Number of Securities Underlying Options Granted(#)(1)
Name			Exercise Price ($/Share)(2)	Expiration Date	Grant Date Present Value($)(3)
D. A. Pertz	254,000	9.22	15.0312	2/22/2010	1,198,880
	124,040	4.50	15.0625	3/30/2010	673,537
J. U. Huber	101,000	3.67	15.0312	2/22/2010	476,720
	26,300	0.95	15.0625	3/30/2010	142,809
J. B. James	101,000	3.67	15.0312	2/22/2010	476,720
	42,300	1.54	15.0625	3/30/2010	229,689

(1)
The options granted to the Named Executive Officers on February 22, 2000 vest in full on the fifth anniversary of the date of grant, or, if earlier, in one-third increments on the respective dates on which the fair market value of the Common Stock reaches $20.00, $22.50 and $25.00 per share. All other options granted and reported in this table have the following terms: each option vests over a three-year period, with one-third of the options becoming exercisable at the end of each of the first three years following the date of grant and with the entire option becoming exercisable at the end of the third year. Mr. Demetriou was also granted options relating to 73,600 and 86,600 shares, representing 2.67% and 3.14%, respectively, of total shares subject to options granted to employees during fiscal 2000, at per share exercise prices of $15.0312 and $15.0625, respectively. These options had expiration dates of February 22, 2010 and March 30, 2010, respectively, and grant date present values of $347,392 and $470,238, respectively. These options were canceled upon Mr. Demetriou's resignation effective March 15, 2001.

(2)
Exercise price is the fair market value of the Common Stock on the date of grant, determined by calculating the average of the high and low prices at which the Common Stock is traded on such date, as reflected on the New York Stock Exchange Composite Tape.

(3)
The Black-Scholes Option Pricing Model was used to determine the grant date present value of the options to purchase shares of Common Stock granted in 2000 by the Company. Based on the Black-Scholes Model, the present value of each option granted to each Named Executive Officer on February 22, 2000 is $4.72 per share and the present value of each option granted to each Named Executive Officer on March 30, 2000 is $5.43 per share. The material assumptions and adjustments incorporated in the model in estimating the value of the options include the following: (i) option exercise prices of $15.0312 and $15.0625 for the option grants made on February 22, 2000 and March 30, 2000, respectively, in each case equal to the fair market value of the underlying stock on the date of grant; (ii) an option term of ten years; (iii) interest rates of 6.52% and 6.26% on the option grants made on February 22, 2000 and March 30, 2000, respectively, in each case representing the interest rate on a U.S. Treasury security on the dates of grant with maturity dates corresponding to that of the option term; (iv) volatilities of 39.27% and 39.90% on the option grants made on February 22, 2000 and March 30, 2000, respectively, in each case calculated using daily stock prices for the three-year period prior to the date of grant; (v) dividends at the rate of $0.32 per share, representing the annualized dividends paid with respect to a share of Common Stock at the dates of grant; and (vi) reductions of approximately 21.23% and 9.83% on the option grants made on February 22, 2000 and March 30, 2000, respectively, to reflect the probability of forfeiture due to termination prior to vesting, and approximately 11.76% and 13.23% for the option grants made on February 22, 2000 and March 30, 2000, respectively, to reflect the probability of a shortened option term due to termination of employment prior to the option expiration date. The ultimate values of the options will depend upon the future market price of the Common Stock, which cannot be forecast with reasonable accuracy. The actual value, if any, an optionee will realize upon exercise of an option will depend upon the excess of the market value of the Common Stock over the exercise price on the date the option is exercised.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL
YEAR-END OPTION VALUES

    The following table sets forth information with respect to all exercises of options to purchase shares of Common Stock in 2000 by each of the Named Executive Officers and all outstanding options to purchase Common Stock held by such individuals as of December 31, 2000.

			Number of Securities Underlying Unexercised Options at Fiscal Year-End(#)			Value of Unexercised In-the-Money Options at Fiscal Year-End($)(1)
	Shares Acquired On Exercise(#)
		Value Received($)
Name			Exercisable	Unexercisable		Exercisable	Unexercisable
D. A. Pertz	—	—	213,333	939,707		—	540,720
J. U. Huber	—	—	197,441	189,300		—	66,811
J. B. James	—	—	45,666	194,634		—	74,811
R. F. Clark	—	—	30,000	30,000		—	—
S. J. Demetriou	—	—	25,000		(2)	—		(2)

(1)
The value is calculated based on a December 29, 2000 closing stock price of $15.5625 as quoted on the New York Stock Exchange Composite Tape, less the relevant exercise price.

(2)
Mr. Demetriou also had unexercisable options relating to 210,200 shares. The value of such shares that were subject to in-the-money options was $82,404. Those options were canceled upon Mr. Demetriou's resignation effective March 15, 2001.

Employment Agreement

    In connection with the employment of Mr. Pertz, in September 1998 the Company entered into an employment agreement with Mr. Pertz. Effective October 24, 2000, Mr. Pertz's employment agreement was amended and restated. This amended agreement has an initial three-year term that commenced on September 15, 1998. The agreement terminates in the event of Mr. Pertz's death or disability. In the event of disability, he is entitled to base salary through the unexpired term of the agreement or, if earlier, his eligibility for retirement benefits. The Company may also terminate the agreement with or without "cause" (as defined in the agreement). In the event of termination by the Company without cause, Mr. Pertz is entitled to severance benefits equal to three times his then-current base salary, three times his highest annual bonus earned during the three prior years under the MICP and three times his 1998 award (as annualized) under the 1996 LTIP. He is also entitled to continued participation at active employee rates in medical, dental, life and disability plans for up to three years. In addition, the vesting of his outstanding stock options and restricted stock awards is accelerated and such options remain exercisable for two years following termination and his balance in the Supplemental Executive Retirement Plan (the "SERP") becomes fully vested. Mr. Pertz may also terminate the agreement for "good reason" as defined in the agreement and which includes failure to promote him to Chairman of the Board of the Company by November 1, 2000 (which promotion occurred on October 24, 2000). In the event of termination by Mr. Pertz for good reason, he is entitled to receive severance benefits as if he were terminated by the Company without cause. As of March 1, 2001, the amount of cash severance payments to Mr. Pertz in the event of termination by the Company without cause or by Mr. Pertz for good reason is estimated to be $7,026,756.

    The agreement requires Mr. Pertz to devote full time to the performance of such duties as are commensurate with his position and as may be assigned to him by the Board. Pursuant to the agreement, Mr. Pertz has agreed not to compete with the Company for the period ending three years after his termination of employment. During such non-competition period, Mr. Pertz is prohibited from rendering services to any business enterprise producing and distributing potash, phosphate, animal feed ingredients or salt. In addition, Mr. Pertz is prohibited from soliciting, in competition with the Company, any client, customer or prospect of the Company and from soliciting any employee or agent of the Company to enter into any employment, agency or other relationship in competition with the Company.

    The agreement provides for compensation (subject to increase at the discretion of the Board) of $600,000 per year in base salary, an annual bonus under the MICP (with a target bonus of at least 60% of base salary), the opportunity to earn long-term incentive awards under the 1988 Option Plan (with an annual target award for stock options and/or restricted stock equal to the number of shares required to keep Mr. Pertz's total compensation in line with the Company's stated philosophy for executive compensation) and retirement benefits in the form of participation in the Profit Sharing and Savings Plan, the Restoration Plan and the SERP. The agreement also provided for initial stock option awards of options to purchase (a) 320,000 shares of Common Stock, vesting in three annual installments, and (b) 180,000 shares of Common Stock vesting on August 28, 2003 or, if earlier, in increments of one-third with the first third vesting on the date on which the fair market value of the Common Stock is at least $30.00 per share, the second vesting on the date on which the fair market value of the Common Stock is at least $35.00 per share, and the third vesting on the date on which the fair market value of the Common Stock is at least $40.00 per share (but in no event before one year from the date of grant of the option and no more than 50% during the second year following the date of grant). In addition, the agreement provides for (a) payment of a country club membership up to a maximum initiation fee of $50,000 and monthly dues of $500, (b) reimbursement of financial, tax and estate planning advice expenses up to $7,500 per year, (c) payment of the purchase price of an automobile leased by Mr. Pertz prior to his employment by the Company, and (d) reimbursement of legal fees incurred in preparing his employment agreement. Mr. Pertz is also entitled to other employee benefits and perquisites that are available generally to senior management of the Company.

    Following a "Change in Control" of the Company (as defined below), the agreement provides for Mr. Pertz to continue in the employ of the Company with a position, authority and responsibility commensurate with his position, authority and responsibility before the Change in Control for a period of three years. Mr. Pertz is entitled to an undiminished base salary, to participate in annual and long-term incentive, stock option, restricted stock and other compensation and benefit plans that provide opportunities to receive compensation equal to the greater of the opportunities provided to executives of the Company with comparable duties or those to which he was entitled immediately prior to the Change in Control, and to participate in retirement plans providing benefits at least equal to those under the Company retirement plans in effect prior to the Change in Control. In the event of termination of Mr. Pertz's employment other than due to death, disability, cause, mandatory retirement or voluntary resignation at any time within the period commencing 90 days prior to a Change in Control and ending three years following such Change in Control, he is entitled to severance payments and benefits substantially similar to those described above in the event of termination by the Company without cause, except that his outstanding options remain exercisable for three years following termination and he is entitled to a lump sum cash payment equal to (1) the unvested portion, if any, of his account balance under the Company's Profit Sharing and Savings Plan and (2) the contributions he would have received under the SERP, Profit Sharing and Savings Plan and Restoration Plan (for the year in which termination occurs) had he remained employed through the end of such year, all reduced pro rata for the portion of the year not completed by Mr. Pertz. In exchange for these Change in Control severance payments and benefits, Mr. Pertz has agreed not to compete with the Company for a period of three years following termination.

    A "Change in Control" of the Company means certain acquisitions of 20% or more of the Common Stock, a change in a majority of the Board of Directors, or the consummation of a reorganization, merger or consolidation or sale or disposition of all or substantially all of the assets of the Company (unless, among other conditions, the Company's stockholders receive more than 60% of the stock of the surviving company) or the approval by stockholders of a liquidation or dissolution of the Company.

    Certain provisions of the Internal Revenue Code impose a 20% excise tax upon an executive of a corporation and deny federal income tax deductibility to the corporation as to a significant portion of the compensation payments made to an executive because of a Change in Control, if such payments as a whole exceed three times the executive's average annual base and incentive compensation for the most recent five years before the year in which the Change in Control occurs. The amounts estimated to be payable under the aforesaid agreement could be large enough to subject Mr. Pertz to the excise tax and to deprive the Company of a deduction. The agreement provides that, if an excise tax were imposed, the Company will provide Mr. Pertz with "grossed up" reimbursement, including any tax payable on such additional amounts paid to him.

    If a Change in Control were to occur and termination of Mr. Pertz's employment were to occur within three years thereafter other than due to death, disability, cause, mandatory retirement or voluntary resignation, the amount of cash that would be payable in respect of this agreement is estimated (as of March 1, 2001 and excluding any "grossed-up" reimbursements for taxes) to be $7,061,318.

Severance Agreements

    In order to provide them with appropriate assurances to continue to perform their duties and responsibilities and thereby promote the stability of the Company, the Company previously entered into executive severance agreements (the "Executive Severance Agreements") with Messrs. Huber, James and Demetriou and certain other executive officers of the Company. Effective October 24, 2000, these agreements were amended and restated. The amended Executive Severance Agreements provide for non-competition agreements and severance and Change in Control payments and benefits generally similar to those under Mr. Pertz's employment agreement described above in the event of termination of employment by the Company without "cause" or by the executive for "good reason" except that, absent a Change in Control, the Executive Severance Agreements provide for a severance payment equal to two times base salary and two times the highest annual bonus earned during the three prior years under the MICP (as opposed to three times base salary, bonus and 1996 LTIP award amounts) and there is no accelerated vesting of outstanding equity-based awards; however, vested options remain exercisable for two years following termination. The agreements also provide for continuation of medical, dental, life and disability plans for up to two years.

    The Company also has entered into key manager severance agreements with certain other executive officers and other key employees of the Company. Under these agreements, the executives are entitled to receive severance and Change in Control payments and benefits similar to those provided under the Executive Severance Agreements except that severance payments are limited to one year of pay in both pre and post Change in Control termination situations and are contingent upon abiding by one-year non-competition obligations. In addition, the Company has entered into an agreement with another executive officer of the Company which provides for Change in Control severance payments in exchange for non-competition obligations.

    As of March 1, 2001, the amount of cash severance payments to Messrs. Huber and James in the event of termination by the Company without cause or by the executive for good reason prior to a Change in Control is estimated to be $1,478,508 and $1,246,438, respectively. If a Change in Control were to occur and termination of the executives' employment were to occur within three years thereafter other than due to death, disability, cause, mandatory retirement or voluntary resignation, the amount of cash that would be payable in respect of these agreements is estimated (as of March 1, 2001 and excluding any "grossed-up" reimbursements for taxes) to be $2,217,762 and $1,914,499 for Messrs. Huber and James, respectively. As a result of his resignation effective as of March 15, 2001, Mr. Demetriou will not be entitled to any payment under his Executive Severance Agreement.

Employee Stock Options

    In the event of a Change in Control, all outstanding options and SARs under the 1988 Option Plan will become exercisable in full, all restricted stock awards will vest, and each option, SAR and restricted stock award will represent a right to acquire the appropriate number of shares of common stock received in the merger or similar transaction.

Management Compensation and Benefit Assurance Program

    In October, 1988, the Board adopted the Management Compensation and Benefit Assurance Program (the "Program") to ensure that officers and key management personnel receive the compensation and benefits that have been committed to, and are reasonably expected by, them under the terms of certain benefit plans. The Program currently covers the Company's defined benefit Supplemental Executive Retirement Plan and the Company's 1988 Option Plan. Under the Program, grantor trusts have been established with the Wachovia Bank of North Carolina, N.A. of Winston-Salem, North Carolina (the "Trustee") to ensure appropriate payment when due of awards and benefits under such plans. These trusts are minimally funded with operating funds of the Company, subject to full funding in the event that the Trustee is notified that a change in control has occurred or is about to occur. The assets of these trusts are subject to the claims of the Company's creditors. Assuming a change in control were to occur, distributions by the Trustee would be made only if the Company were to fail to honor its commitments and subject to the claims of the Company's creditors and to the terms of the benefit plan involved. Full funding under the arrangements that could be required would depend upon the Company's outstanding commitments subject to the Program from time to time.

Certain IMC Salt Divestiture Agreements

    In connection with the proposed divestiture of IMC Salt, a business unit of the Company, the Company entered into retention bonus and severance and non-competition agreements (the "Divestiture Agreements") with certain key employees of IMC Salt, including Mr. Robert Clark who currently serves as a Senior Vice President of the Company and as President of IMC Salt. Mr. Clark's Divestiture Agreements provide that he will receive a lump sum retention bonus payment equal to 150% of his annual base salary if he remains employed with the Company through the effective date of a "change in control" of IMC Salt (i.e., the divestiture of at least a majority of the Company's ownership interest in IMC Salt or a discontinuation of substantially all of the business operations of IMC Salt) and an additional payment equal to 50% of his annual base salary structured as a sales price incentive. If Mr. Clark's employment is terminated other than for cause prior to the Company's acceptance of an offer relative to its ownership in IMC Salt that ultimately results in a change in control of IMC Salt, he is entitled to receive as severance an amount equal to the retention bonus that he would have received had he continued in employment through the effective date of such change in control, as well as continued medical coverage at active employee rates for a period of 18 months following termination, provided that he abides by the confidentiality, non-compete and non-solicitation obligations described below (collectively, the "Non-Compete Obligations") for a period of 12 months following termination. Alternatively, in the event that (1) his employment is terminated other than for cause on or after the date on which the Company accepts an offer relative to its ownership interest in IMC Salt that ultimately results in a change in control of IMC Salt, (2) he is not offered continued employment by the purchaser of IMC Salt, (3) he is offered a position with the purchaser that results in a reduction in annual base salary or (4) he is offered a position with the purchaser that requires a relocation of more than 50 miles, Mr. Clark is entitled to receive severance payments equal to three times his annual base salary and continued medical coverage at active employee rates for a period of 18 months following termination, provided that he abides by the Non-Compete Obligations for a period of 18 months following termination. The Divestiture Agreements also provide that if Mr. Clark gives notice within the first 60 days following a change in control of IMC Salt that he will terminate employment 120 days following such change in control and he remains employed with the purchaser of IMC Salt through such 120-day period, in addition to the retention bonus described above, Mr. Clark will receive a payment in the amount of 50% of his annual base salary and continued medical coverage for 18 months at the full COBRA cost, provided that he abides by the Non-Compete Obligations for the 12 month period following termination.

    Under the Divestiture Agreements, during the applicable 12-month or 18-month period following termination, Mr. Clark is prohibited from competing with the Company. In addition, he is prohibited from soliciting, in competition with the Company, any client, customer or prospect of the Company and from soliciting any employee, contractor or agent of the Company to enter into any employment, agency or other relationship in competition with the Company.

    The maximum amount of cash that currently is payable by the Company in respect of Mr. Clark's Divestiture Agreements is $810,000.

Compensation Committee Interlocks and Insider Participation

    The Compensation Committee of the Board of Directors of the Company is comprised of Messrs. Bentele, Mathis and Thomas. No Compensation Committee interlocks nor insider participation occurred in 2000.

THE ANNUAL MEETING

Proxies and Voting at the Annual Meeting

    As of the close of business on March 30, 2001 (the "Record Date"), there were 114,762,992 shares of Common Stock which may be voted at the Annual Meeting. Only holders of record of the Common Stock at the close of business on the Record Date shall be entitled to notice of, and to vote at, the Annual Meeting. Each issued and outstanding share of Common Stock is entitled to one vote.

    Shares represented by proxies will be voted in accordance with directions given on the proxy card by a stockholder. Any properly executed and returned proxy not specifying to the contrary will be voted (i) for the election of the Board's nominees for Director, (ii) in favor of the adoption of the amendment to the IMC Global Inc. Amended and Restated 1988 Stock Option and Award Plan, (iii) in favor of ratifying the appointment of the independent auditors and (iv) in the discretion of the holder of proxies as to any other matter that is properly presented at the Annual Meeting. A stockholder giving a proxy has the right to revoke it at any time before it has been voted at the Annual Meeting.

    A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by such proxy are not being voted by such stockholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote stock held in a street name on certain matters in the absence of instructions from the beneficial owner of the stock. The shares subject to any such proxy which are not being voted with respect to a particular matter (the "non-voted shares") will be considered shares not present and entitled to vote on such matter, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum.

    A stockholder may, with respect to the election of Directors, (i) vote for all three nominees named herein, (ii) withhold authority to vote for all such nominees or (iii) vote for all such nominees other than any nominee with respect to whom the stockholder withholds authority to vote. The affirmative vote of a plurality of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote in the election of Directors is required to elect Directors. Accordingly, if a quorum is present at the meeting, the three persons standing for election for the class of Directors whose term expires at the 2004 Annual Meeting who receive the greatest number of votes will be elected to serve as Directors. Therefore, withholding authority to vote for one or more Directors and non-voted shares with respect to the election of Directors will not affect the outcome of the election of Directors. A stockholder may, with respect to each other matter specified in the notice of the meeting, (i) vote "FOR," (ii) vote "AGAINST" or (iii) "ABSTAIN" from voting. If a quorum is present at the Annual Meeting, approval of each matter other than the election of Directors requires the affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on such matter. An abstention with respect to such matter has the legal effect of a vote against such matter. Non-voted shares with respect to such matter will not affect the determination of whether such matter is approved.

    Proxies are solicited by the Board of Directors and management to assure that stockholders who are unable to attend the Annual Meeting have the opportunity nonetheless to cast a vote on the issues to come before the Annual Meeting. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegrams by Directors, officers and employees of the Company. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith. In addition, the Company has retained Morrow & Co., Inc. to aid in the solicitation, at an estimated cost of $7,000, plus expenses. The cost of all proxy solicitations, including payments to Morrow & Co., Inc. will be borne by the Company.

    The giving of the proxy does not affect the right to vote in person should the stockholder be able to attend the Annual Meeting. Such proxy may be revoked at any time prior to the effective exercise thereof by the execution of a subsequent proxy or, if the stockholder attends the Annual Meeting and wishes to vote in person, by notifying the Corporate Secretary at the Annual Meeting of his or her intention to so vote. Prompt execution and return of the proxy card is requested in order to assure the presence, in person or by proxy, of the holders of a majority of the shares entitled to vote at the Annual Meeting, which is required for a quorum.

Matters to Be Considered at the Annual Meeting

I. Election of Directors

    The Board of Directors of the Company consists of eight members. One of the eight members of the Board is also an employee of the Company. Douglas A. Pertz is Chairman, President and Chief Executive Officer of the Company. The Board is divided into three classes with staggered terms of three years each, so that the term of one class expires at each Annual Meeting of Stockholders.

    Three Directors currently serve in the class of Directors whose term expires at the Annual Meeting. Raymond F. Bentele, Donald F. Mazankowski and Douglas A. Pertz, each of whom is currently serving in the 2001 class of Directors, will stand for re-election at the Annual Meeting for a three-year term expiring in 2004.

    It is intended that the shares represented by the proxies named on the enclosed proxy card will be voted, unless authorization to do so is withheld, in favor of the election of Raymond F. Bentele, Donald F. Mazankowski and Douglas A. Pertz to serve until the Annual Meeting of Stockholders in 2004 or until their respective successors have been duly elected and qualified. Directors shall be elected by a plurality of the votes of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote in the election.

    All of the nominees are currently members of the Board. If one or more nominees should become unavailable to serve as a Director, it is intended that shares represented by the enclosed proxy card will be voted for such substitute nominee or nominees as may be selected by the Board.

    The names of the nominees for Director and of those Directors continuing in office, their ages, their principal occupations during the past five years, certain other directorships held, their length of service, if any, on the Board and their service, if any, on any committees of the Board are set forth below.

NOMINEES FOR ELECTION AS A DIRECTOR FOR A TERM EXPIRING IN 2004

Raymond F. Bentele
Age 64. Retired President and Chief Executive Officer, Mallinckrodt Inc. Mr. Bentele was Executive Vice President of Mallinckrodt Group Inc. (formerly known as IMCERA Group Inc.) from 1989 until his retirement. He is also a director of the Kellwood Company, Leggett & Platt Inc. and was previously a director of IMC Global from 1990 to 1991. Mr. Bentele has served as a Director of the Company since June 1994. Mr. Bentele currently serves as Chairman of the Executive Committee and as Chairman of the Audit Committee and also serves as a member of the Committee on Directors and Board Affairs and the Compensation Committee.

Donald F. Mazankowski

Age 65. Now retired from politics, Mr. Mazankowski served as Canada's Minister of Finance from 1991 to 1993 and Minister of Agriculture from 1988 to 1991. From 1986 to 1993, he served as Canada's Deputy Prime Minister and President of the Queen's Privy Council. Mr. Mazankowski is a director of the Weyerhaeuser Company, Shaw Communications Inc., Power Corporation of Canada, Power Financial Corporation, The Great West Life Assurance Co., Great West Lifeco, Investors Group Inc., Gulf Canada Resources Ltd., Gulf Indonesia Resources Ltd. and Atco Ltd. Mr. Mazankowski previously served as a director of The Vigoro Corporation ("Vigoro") from February 1994 until March 1996 and has served as a Director of the Company since October 1997. He currently serves as a member of the Audit Committee and the Environmental, Health and Safety Committee.

Douglas A. Pertz

Age 46. Chairman, President and Chief Executive Officer of the Company since October 2000. Mr. Pertz served as President and Chief Executive Officer of the Company from October 1999 to October 2000. From October 1998 to October 1999, Mr. Pertz served as President and Chief Operating Officer of the Company. From 1995 to 1998, Mr. Pertz served as President and Chief Executive Officer and as a director of Culligan Water Technologies, Inc., a leading manufacturer and distributor of water purification and treatment products. From 1994 until January 1995, he was Corporate Vice President and Group Executive of the Danaher Corporation ("Danaher"), a manufacturer of products in the tool, process/environmental controls and transportation industries and was also President, Chief Executive Officer and a director of Danaher's subsidiaries, Matco Tools, a manufacturer of hand tools, and Hennessy Industries, a manufacturer of transportation equipment. Mr. Pertz has served as a Director of the Company since October 1998. Mr. Pertz currently serves as a member of the Executive Committee and is a non-voting member of the Committee on Directors and Board Affairs.

DIRECTORS CONTINUING IN OFFICE

James M. Davidson, Ph.D.
Age 66. Vice President Emeritus, University of Florida. Dr. Davidson joined the University of Florida, Gainesville, Florida in 1974, became Professor and Assistant Dean for Research in 1979, Professor and Dean for Research, Institute of Food and Agricultural Sciences, and Director, Florida Agricultural Experiment Station in 1986, and Vice President for Agriculture and Natural Resources in 1992. He retired from the University of Florida in 1998. Dr. Davidson has served as a Director of the Company since July 1991, and his term expires in 2002. Dr. Davidson currently serves as a member of the Audit Committee and the Environmental, Health and Safety Committee.

Harold H. MacKay

Age 60. Chairman of the law firm MacPherson Leslie & Tyerman in Regina, Saskatchewan, Canada. He is a director of the Bank of Canada and Canada Life Financial Corporation. Mr. MacKay was Chair of the Task Force on the Future of the Canadian Financial Services Sector in 1997 and 1998 and is a director of the Saskatchewan Institute of Public Policy. Mr. MacKay previously served as a director of Vigoro from November 1993 until March 1996 and has served as a Director of the Company since March 1996. His term expires in 2003. Mr. MacKay currently serves as Chairman of the Environmental, Health and Safety Committee and as a member of the Committee on Directors and Board Affairs.

David B. Mathis

Age 62. Chairman and Chief Executive Officer of Kemper Insurance Companies. Mr. Mathis served as Chairman, President and Chief Executive Officer of Kemper Insurance Companies from February 1996 to September 1996. From February 1992 to January 1996, he served as Chairman and Chief Executive Officer of Kemper Corporation. Mr. Mathis has been employed by Kemper since 1960 in management positions of successively increasing importance. He is currently a director of Kemper Insurance Companies. Mr. Mathis also serves as the Chairman of the board of trustees of Lake Forest College and is an advisory board member of the J. L. Kellogg Graduate School of Management of Northwestern University. He also serves on the board of directors of Thomas Group, Inc., the American Insurance Association, The Chicago Council on Foreign Relations, The Association of Governing Boards of Universities and Colleges and Junior Achievement of Chicago. Mr. Mathis also serves on the board of trustees of the Chicago Symphony Orchestra and the Museum of Science and Industry. Mr. Mathis has served as a Director of the Company since February 1995, and his term expires in 2002. Mr. Mathis currently serves as Chairman of the Committee on Directors and Board Affairs and as a member of the Executive Committee and the Compensation Committee.

Pamela B. Strobel

Age 48. President of Exelon Energy Delivery Company, an energy and gas distribution company. Ms. Strobel also serves as Executive Vice President of Exelon Corporation, the parent of Exelon Energy Delivery Company and as Vice Chairman of Commonwealth Edison Company ("ComEd"), a subsidiary of Exelon Energy Delivery Company. Prior to the merger of Unicom Corporation ("Unicom") and Peco Energy Company in October 2000 which resulted in the formation of Exelon Corporation, Ms. Strobel served as Executive Vice President of Unicom and ComEd from May 2000 to October 2000. From June 1993 to May 2000, she held various positions as General Counsel of Unicom and ComEd. Ms. Strobel is a director of The Sabre Group Holdings, Inc. She is also a trustee of DePaul University, Rush-Presbyterian-St. Luke's Medical Center (Chicago), the Ravinia Festival Association and Windows To The World Communications, Inc. Ms. Strobel has served as a Director of the Company since June 1999, and her term expires in 2003. Ms. Strobel currently serves as a member of the Audit Committee and the Environmental, Health and Safety Committee.

Richard L. Thomas
Age 70. Retired Chairman of First Chicago NBD Corporation and The First National Bank of Chicago. Mr. Thomas is also a director of The PMI Group, Inc., The Sabre Group Holdings, Inc., Sara Lee Corporation and Exelon Corporation. Mr. Thomas is a life trustee of the Chicago Symphony Orchestra, a trustee of Rush-Presbyterian-St. Luke's Medical Center (Chicago), Northwestern University and Kenyon College. Mr. Thomas has served as a Director of the Company since June 1996, and his term expires in 2003. Mr. Thomas currently serves as Chairman of the Compensation Committee and as a member of the Executive Committee and the Committee on Directors and Board Affairs.

    The Board of Directors recommends a vote FOR the election of the three nominees listed above (Proposal No. 1 on the proxy card).

II. Approval of the Amendment to the IMC Global Inc. Amended and Restated 1988 Stock Option and Award Plan

    The purpose of this plan is to further the growth and success of the Company and its subsidiaries by providing key employees with additional incentive to contribute to such growth and success and by aiding the Company in attracting and retaining such key employees. The Company adopted the 1988 Stock Option and Award Plan (the "1988 Option Plan") for officers and other key employees which was approved by the sole stockholder of the Company on September 24, 1987 and became effective February 3, 1988. The 1988 Option Plan was amended and restated with the approval of the stockholders, effective as of October 19, 1995.

    An aggregate of 11,700,000 shares of Common Stock have been authorized to be sold through the exercise of options or issued through restricted stock awards pursuant to the 1988 Option Plan. The Compensation Committee of the Board of Directors has the authority to determine the number of shares to be subject to options and restricted stock awards granted to such officers and other key employees as it selects to receive such options and awards. Approximately 475 officers and other key employees are eligible to participate in the 1988 Option Plan. As of March 29, 2001, the fair market value of a share of Common Stock was $12.92.

Proposed Amendment

    As of February 28, 2001, after taking into account the fiscal 2001 grant of stock options and restricted stock awards to officers and other key employees, which totaled 2,241,300 shares of Common Stock, no more than 245,383 shares were available under the 1988 Option Plan for issue in connection with stock options or restricted stock awards. Accordingly, on February 28, 2001, the Board of Directors adopted an amendment to the 1988 Option Plan, subject to stockholder approval, which would provide for an increase in the number of shares which may be awarded under the 1988 Option Plan to 17,400,000 shares from 11,700,000 shares. The additional 5,700,000 shares which could be awarded under the 1988 Option Plan are believed necessary so that an adequate number of shares is available for purposes of the 1988 Option Plan.

Description of the 1988 Option Plan

    Administration.  The 1988 Option Plan is administered by the Compensation Committee. Each member of the Compensation Committee is currently a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code ("Section 162(m)").

    Section 162(m) generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to each of the corporation's chief executive officer and the corporation's four most highly compensated executive officers other than the chief executive officer. However, "qualified performance-based compensation" is not subject to the $1 million deduction limit. Qualified performance-based compensation is compensation that satisfies the following requirements: (i) the compensation is payable after the attainment of performance goals determined by a committee consisting solely of two or more "outside directors"; (ii) the material terms under which the compensation is to be paid, including the performance goals, are approved by a majority of the corporation's stockholders; and (iii) the committee certifies that the applicable performance goals were satisfied before payment of any performance-based compensation is made. As noted above, the Compensation Committee currently consists solely of "outside directors" for purposes of Section 162(m). As a result, and based on regulations issued by the Internal Revenue Service, certain compensation under the 1988 Option Plan, such as that payable with respect to options and stock appreciation rights ("SARs"), is not expected to be subject to the $1 million deduction limit, but other compensation payable under the 1988 Option Plan, such as any restricted stock award which is not subject to a performance condition with respect to grant or vesting, would be subject to such limit.

    Subject to the express provisions of the 1988 Option Plan, the Compensation Committee will have the authority to select eligible persons to receive awards and determine all of the terms and conditions of each award. All awards will be evidenced by a written agreement containing such provisions not inconsistent with the 1988 Option Plan as the Compensation Committee shall approve. The Compensation Committee will also have authority to establish rules and regulations for administering the 1988 Option Plan and to decide questions of interpretation or application of any provision of the 1988 Option Plan. Except with respect to grants to executive officers of the Company and persons whose compensation is likely to be subject to the $1 million deduction limit under Section 162(m), the Compensation Committee may delegate some or all of its power and authority to administer the 1988 Option Plan to the Chief Executive Officer or other executive officer of the Company.

    Available Shares.  Under the 1988 Option Plan, 11,700,000 (17,400,000 if the proposed amendment is approved by stockholders) shares of Common Stock are available for awards, subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change or event. The number of available shares will be reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding options or restricted stock awards. To the extent that shares of Common Stock subject to an outstanding option (except to the extent shares of Common Stock are issued or delivered by the Company in connection with the exercise of an SAR) or restricted stock award are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award or by reason of the delivery or withholding of shares of Common Stock to pay all or a portion of the exercise price of an award, if any, or to satisfy all or a portion of the tax withholding obligations relating to an award, then such shares of Common Stock will again be available under the 1988 Option Plan. The maximum number of shares of Common Stock with respect to which options may be granted during any calendar year to any person is 500,000, subject to adjustment as described above.

    Change in Control.  In the event of a Change in Control, all outstanding awards will be "cashed-out" by the Company except, in the case of a merger or similar transaction in which the stockholders receive publicly traded common stock, all outstanding options and SARs will be exercisable in full, all restricted stock awards will vest, and each option, SAR and restricted stock award will represent a right to acquire the appropriate number of shares of common stock received in the merger or similar transaction.

    Effective Date, Termination and Amendment.  The 1988 Option Plan became effective as of February 3, 1988 and will terminate when shares of Common Stock are no longer available for the grant of awards, unless terminated earlier by the Board of Directors. The Board of Directors may amend the 1988 Option Plan at any time, subject to any requirement of stockholder approval required by applicable law, rule or regulation and provided that no amendment may be made without stockholder approval if such amendment would (i) increase the maximum number of shares of Common Stock available under the 1988 Option Plan, (ii) reduce the minimum purchase price in the case of an option, or (iii) effect any change inconsistent with Section 422 of the Internal Revenue Code.

    Stock Options—General.  The Compensation Committee will determine the conditions of the exercisability of each option. Upon exercise of an option, the purchase price may be paid in cash or by delivery of previously owned shares of Common Stock.

    Non-Qualified Stock Options.  Each non-qualified stock option will be exercisable for no more than ten years after its date of grant. The exercise price of a non-qualified stock option will not be less than 100% of the fair market value of the Common Stock on the date of the grant.

    Incentive Stock Options.  Each incentive stock option will be exercisable for no more than ten years after its date of grant, unless the optionee owns greater than ten percent of the voting power of all shares of capital stock of the Company (a "ten percent holder"), in which case the option will be exercisable for no more than five years after its date of grant. The exercise price of an incentive stock option will not be less than 100% of the fair market value of the Common Stock on its date of grant, unless the optionee is a ten percent holder, in which case the option exercise price will be the price required by the Internal Revenue Code, currently 110% of fair market value.

    Stock Appreciation Rights.  The Compensation Committee may grant SARs in connection with all or part of any stock option granted under the 1988 Option Plan, upon such terms and conditions and limitations as the Compensation Committee determines. Any SAR related to an incentive stock option shall be granted at the same time that such incentive stock option is granted. An SAR is the right to receive, without payment to the Company, in lieu of the purchase of shares under a related option, a number of shares under a related option, a number of shares of Common Stock and/or cash equivalent to the difference or spread between the option price and the market price at the time of exercise. The Compensation Committee shall have the sole discretion to determine whether payment of the right will be made in shares of Common Stock, cash or in combination thereof. Upon exercise of an SAR, the related option or its applicable part must be surrendered and shall be deemed to have been exercised for the purpose of the limitation of the number of shares issuable under the 1988 Option Plan.

    In the event of termination of employment or service by reason of total disability, each stock option and SAR will be exercisable only to the extent exercisable on the date of termination for a period of no more than three years after such termination (or such other period set forth in the award agreement), but in no event after the expiration of such option or SAR. In the event of termination of employment or service by reason of retirement on or after age 55 ("Retirement"), each stock option and SAR that was granted at least one year prior to the date of termination will be fully exercisable for a period of no more than three years after such termination (or such other period set forth in the award agreement), but in no event after the expiration of such option or SAR. In the event of termination of employment or service by reason of death, each stock option and SAR will be exercisable only to the extent exercisable on the date of death for a period of no more than 12 months after the date of death (or such other period set forth in the award agreement), but in no event after the expiration of such option or SAR. In the event of termination of employment or service for any other reason, each stock option and SAR will be exercisable only to the extent exercisable on the date of termination for a period of no more than three months after such termination (or such other period set forth in the award agreement), but in no event after the expiration of such option or SAR. If an optionee dies during the specified periods following termination of employment or service by reason of total disability, Retirement or for any other reason, each stock option and SAR will be exercisable only to the extent exercisable on the date of death for a period of no more than the greater of 12 months after the date of death or the remaining period during which the optionee could have exercised the stock option or SAR had the optionee survived (or such other period set forth in the award agreement), but in no event after the expiration of such option or SAR.

    Notwithstanding the foregoing, the Compensation Committee may in its sole discretion before or after termination of an optionee's employment permit the optionee to exercise his options and SARs in full, whether or not such options or SARs were otherwise exercisable at the time of his termination and may extend the time following termination of employment when the employee's options and SARs may become exercisable and during which exercisable options and SARs may be exercised (but not after the expiration of such options or SARs).

    Repricing of Stock Options and SARS.  The 1988 Option Plan expressly prohibits repricing any option or SAR outstanding under the plan by amending such option or SAR to reduce the purchase price or base price of such option or SAR or by canceling such option or SAR in exchange for the grant of a substitute option or SAR having a lower purchase price or base price.

    Restricted Stock Awards.  The 1988 Option Plan provides for the grant of restricted stock awards (including restricted stock rights, which permit the deferred delivery of the shares subject to the award, deferred settlement and payment of interest or dividend equivalents pending delivery or settlement). Shares of restricted stock will be non-transferable and subject to forfeiture if the holder does not remain continuously in the employment of or service to the Company during the restriction period. In the event of termination of employment or service, the portion of a restricted stock award that is not vested will be forfeited and canceled by the Company except to the extent determined by the Compensation Committee in its sole discretion before or after such termination. Unless otherwise set forth in a restricted stock award agreement, the holder of a restricted stock award will have rights as a stockholder of the Company, including the right to vote and receive dividends with respect to the shares of restricted stock.

Federal Income Tax Consequences

    The following is a brief summary of certain of the U.S. federal income tax consequences generally arising with respect to grants and awards under the 1988 Option Plan.

    Stock Options.  A participant will not recognize any income upon the grant of a stock option. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company will be entitled to a corresponding deduction. A participant will not recognize any income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, such shares are disposed of within such period, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of (i) the lesser of either (a) the amount realized upon such disposition or (b) the fair market value of such shares on the date of exercise, over (ii) the exercise price, and the Company will be entitled to a corresponding deduction.

    SARs.  A participant will not recognize any income upon the grant of an SAR. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) upon exercise of an SAR equal to the fair market value of any shares delivered and the amount of cash paid by the Company upon such exercise and the Company will be entitled to a corresponding deduction.

    Restricted Stock.  A participant will not recognize any income at the time of the grant of shares of restricted stock, and the Company will not be entitled to a tax deduction at such time (unless, in either case, the participant makes an election to be taxed at such time). A participant will recognize compensation taxable as ordinary income at the time the restrictions lapse on restricted stock (if the above-described election was not made) in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The amount of ordinary income recognized by a participant is deductible by the Company as a compensation expense, except to the extent the deduction limit of Section 162(m) applies. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (subject to income tax withholding), rather than dividend income, in an amount equal to the dividends paid, and the Company will be entitled to a corresponding deduction, except to the extent the deduction limit of Section 162(m) applies.

Awards Granted under the 1988 Option Plan

    As noted above, stock options, SARs and restricted stock awards are granted to eligible employees at the discretion of the Compensation Committee. Accordingly, it is not possible to predict with certainty the types and amounts of awards that will be granted under the 1988 Option Plan subsequent to the approval of the proposed amendment. However, information regarding awards granted during fiscal 2000 to the Company's Named Executive Officers is set forth in the Summary Compensation Table. During fiscal 2000, the aggregate number of shares underlying options and restricted stock awards granted to all executive officers as a group (14 persons) and to all other employees as a group (approximately 455 persons) were 1,697,933 shares and 1,370,637 shares, respectively. In addition, on February 28, 2001, the Compensation Committee approved an annual grant of stock options and restricted stock awards as follows: Mr. Pertz, 325,000 shares in options and 50,000 shares in restricted stock; Mr. Huber, 75,000 shares in options and 6,000 shares in restricted stock; and Mr. James, 100,000 shares in options and 12,000 shares in restricted stock. The aggregate number of shares underlying options and restricted stock awards granted to all executive officers as a group (14 persons) and to all other employees as a group (approximately 460 persons) on February 28, 2001 were 1,187,000 shares and 1,060,300 shares, respectively. All of the foregoing stock options were granted at an exercise price of $13.55 per share, i.e., the fair market value of a share of Common Stock on the date of grant.

    The proposed amendment will not be effective unless it is approved by the vote of the holders of a majority of the outstanding shares of the Company's Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on the proposed amendment.

    The Board of Directors recommends that the stockholders vote FOR approval of the proposed amendment to the IMC Global Inc. Amended and Restated 1988 Stock Option and Award Plan (Proposal No. 2 on the proxy card).

III. Ratification of the Appointment of Independent Auditors

    The Board of Directors, upon recommendation of the Audit Committee, appointed Ernst & Young LLP as independent auditors to examine and report on the financial statements of the Company and its subsidiaries and affiliates for the fiscal year ending December 31, 2001, subject to stockholder approval at the Annual Meeting.

    During the fiscal year ended December 31, 2000, Ernst & Young LLP provided the Company with audit, audit related and non-audit services. The Company incurred the following fees for services performed by Ernst & Young LLP for fiscal year 2000:

Audit Fees		$893,000
All Other Fees
Audit Related Fees	$897,000
Tax Consulting Fees	1,224,000

Total All Other Fees		2,121,000
Financial Information Systems Design and Implementation Fees		0

Total Fees		$3,014,000

    Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make any statements they may desire. They also will be available to respond to appropriate questions of the stockholders.

    Ratification of the appointment of Ernst & Young LLP as independent auditors requires the affirmative vote of a majority of the shares of the Company's Common Stock represented at the meeting in person or by proxy.

    The Board of Directors recommends a vote FOR ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company (Proposal No. 3 on the proxy card).

MISCELLANEOUS INFORMATION

    The Board of Directors and management know of no matters which will be presented for consideration at the Annual Meeting other than those stated in the notice of Annual Meeting and described in this Proxy Statement.

Discretionary Voting Authority

    If any matter properly comes before the Annual Meeting, the persons named in the accompanying proxy card will vote such proxy in accordance with their judgment regarding such matters, including the election of a Director or Directors other than those named herein if an emergency or unexpected occurrence makes the use of discretionary authority necessary, and also regarding matters incident to the conduct of the Annual Meeting.

Stockholder Proposals and Nominations for the 2002 Annual Meeting of Stockholders

    The Committee on Directors and Board Affairs considers stockholder recommendations of future nominees for election to the Board of Directors. The Amended and Restated By-Laws of the Company establish an advance notice procedure for stockholder proposals which provides that a stockholder wishing to nominate a candidate for election to the Board or wishing to bring business before an annual meeting is required to give written notice to the Corporate Secretary of the Company of his or her intention to make such a nomination. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given written notice thereof to the Corporate Secretary, delivered or mailed to and received at the principal executive offices of the Company not less than 75 days nor more than 100 days prior to the meeting, or if less than 70 days' notice of the meeting or prior public disclosure of the date of the meeting is given or made to stockholders, not later than the close of business on the 10th day following the day on which the notice of the meeting was mailed or, if earlier, the day on which such public disclosure was made. A notice of nomination is required to contain certain information about both the nominee and the stockholder making the nomination. The Company may require that the proposed nominee furnish other information to determine that person's eligibility to serve as a Director. A nomination which does not comply with the above procedure will be disregarded. Stockholders at the 2001 Annual Meeting may consider stockholder proposals or nominations brought by a stockholder of record on March 30, 2001, who is entitled to vote at the 2001 Annual Meeting and who has given the Company timely written notice, in proper form, of the stockholder's proposal or nomination. A stockholder proposal or nomination intended to be brought before the 2001 Annual Meeting must have been received by the Corporate Secretary on or after January 31, 2001 and on or prior to February 25, 2001. No such proposals or nominations have been received. The 2002 Annual Meeting is expected to be held on May 10, 2002. A stockholder proposal or nomination intended to be brought before the 2002 Annual Meeting must be received by the Company on or after January 30, 2002 and on or prior to February 24, 2002. Proposals for inclusion in the Company's proxy material for the 2002 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the proxy rules of the SEC are not subject to the requirements described above. Such proposals must be received by December 6, 2001 and meet the other requirements of Rule 14a-8 to be eligible for inclusion in the proxy material for the 2002 Annual Meeting of Stockholders.

    Proposals should be sent to the Corporate Secretary of the Company, 100 South Saunders Road, Suite 300, Lake Forest, Illinois 60045-2561.

By Order of the Board of Directors

Rose Marie Williams
Corporate Secretary

April 5, 2001

DIRECTIONS TO IMC GLOBAL'S HEADQUARTERS OFFICES

    IMC Global's headquarters are located at 100 South Saunders Road, Lake Forest, Illinois. The general telephone number is 847-739-1200.

General

    The meeting will be held on the fourth floor in the Company's Multi-Purpose Room. When exiting the elevators on the fourth floor, turn to the left; pass through the glass doors; the Multi-Purpose Room will be directly in front of you.

From the North:

I-94 East (southbound/Indiana); exit at Route 60 (Town Line Road); East (or left) two blocks on Route 60 (Town Line Road) to Saunders Road; South (or right) on Saunders Road; turn right at the first opportunity to enter the building's parking lot.

From the West:

I-90 East (Chicago) to I-294 North/Tri-State Tollway (Milwaukee, WI), merging into I-94 West (northbound); exit at Route 60 (Town Line Road); East (or right) one block on Route 60 (Town Line Road) to Saunders Road; South (or right) on Saunders Road; turn right at the first opportunity to enter the building's parking lot.

From the South:

I-294 North/Tri-State Tollway (Milwaukee, WI), merging into I-94 West (northbound); exit at Route 60 (Town Line Road); East (or right) one block on Route 60 (Town Line Road) to Saunders Road; South (or right) on Saunders Road; turn right at the first opportunity to enter the building's parking lot.

From Downtown Chicago:

I-90/I-94 West (O'Hare/Rockford) to I-294 North/Tri-State Tollway (Milwaukee, WI), merging into I-94 West (northbound); exit at Route 60 (Town Line Road); East (or right) one block on Route 60 (Town Line Road) to Saunders Road; South (or right) on Saunders Road; turn right at the first opportunity to enter the building's parking lot.

From O'Hare Car Rental Area:

From Mannheim Road, South of O'Hare....take Irving Park East to I-294 North/Tri-State Tollway (Milwaukee, WI), merging into I-94 West (northbound); exit at Route 60 (Town Line Road); East (or right) one block on Route 60 (Town Line Road) to Saunders Road; South (or right) on Saunders Road; turn right at the first opportunity to enter the building's parking lot.

From Mannheim Road, North of O'Hare, go South on Mannheim Road back to main road entering O'Hare. Proceed South on Dorothy Coleman Drive to I-90 East (Chicago). Continue to I-294 North/Tri-State Tollway (Milwaukee, WI), merging into I-94 West (northbound); exit at Route 60 (Town Line Road); East (or right) one block on Route 60 (Town Line Road) to Saunders Road; South (or right) on Saunders Road; turn right at the first opportunity to enter the building's parking lot.

Parking

    You may park in any undesignated space or any space that is marked "Reserved—IMC Global."

EXHIBIT A

IMC GLOBAL INC.

1988 STOCK OPTION AND AWARD PLAN
AS PROPOSED TO BE AMENDED AND RESTATED

I.  Purpose

    The purpose of this plan is to further the growth and success of the Company and its subsidiaries by providing key employees with additional incentive to contribute to such growth and success and by aiding the Company in attracting and retaining such key employees.

II.  Administration of the Plan

    The Board of Directors of the Company shall appoint a committee (the "Committee") of not less than three of its members to administer the Plan. A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the members of the Committee, shall be the acts of the Committee. Each member of the Committee shall be (a) a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (b) shall qualify as an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee shall have the power to grant options, stock appreciation rights and awards of Restricted Stock ("Restricted Stock Awards") under the Plan, to interpret the Plan and options, stock appreciation rights and Restricted Stock Awards granted under it, to make regulations and to formulate administrative provisions for carrying out the Plan, and to make all other determinations in connection with the granting of options, stock appreciation rights and Restricted Stock Awards and administration of the Plan. Notwithstanding anything in the Plan to the contrary, subject to subsection (b) of Section 3 of this Plan, neither the Board of Directors, nor the Committee, nor any delegate of either of them shall reprice any option or stock appreciation right outstanding under the Plan by amending the terms of any such outstanding option or stock appreciation right in order to reduce the purchase price of such option or the base price of such stock appreciation right, as the case may be, or by canceling any such outstanding option or stock appreciation right for the purpose of regranting a new option or stock appreciation right at a lower purchase price or base price, as applicable.

    The Committee may delegate some or all of its power and authority hereunder to the President and Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority with regard to (i) the grant of an award under this Plan to any person who is a "covered employee" within the meaning of Section 162(m) of the Code and the regulations thereunder or who, in the Committee's judgment, is likely to be a covered employee at any time during the period an award hereunder to such employee would be outstanding or (ii) the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer or other person.

III.  Stock Subject to the Plan

    (a) The stock to be offered for sale by the Company pursuant to exercise of options or which may be delivered upon the exercise of stock appreciation rights or which may be delivered pursuant to Restricted Stock Awards granted under the Plan shall be shares of the authorized Common Stock, par value $1.00 per share, of the Company (hereafter sometimes called the "Stock") and may consist of either unissued shares or shares reacquired by the Company, or a combination of both as the Board of Directors or the

Committee may from time to time determine. Subject to the provisions of subsection (b) of this Section 3, the aggregate number of shares of Stock which may be delivered under the Plan shall not exceed 17,400,000 shares, reduced by the sum of the aggregate number of shares of Common Stock (i) that are issued upon the grant of Restricted Stock Awards and (ii) which become subject to outstanding options. To the extent that shares of Common Stock subject to an outstanding option (except to the extent shares of Common Stock are issued or delivered by the Company in connection with the exercise of a stock appreciation right) or Restricted Stock Award are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award or by reason of the delivery or withholding of shares of Common Stock to pay all or a portion of the exercise price of an award, if any, or to satisfy all or a portion of the tax withholding obligations relating to an award, then such shares of Common Stock shall again be available under this Plan.

    To the extent required by Section 162(m) of the Code and the rules and regulations thereunder, the maximum number of shares of Common Stock with respect to which options may be granted during any calendar year to any person shall be 500,000, subject to adjustment as provided in Section 3(b).

    Except as set forth in this Section 3, any securities resulting from any stock dividend, stock split, stock distribution or other recapitalization or any substituted securities in the event of any substitution referred to in this Section 3, shall be subject to the shares covered by the related option, stock appreciation right or Restricted Stock Award pursuant to the Plan including, in the case of a Restricted Stock Award, escrow of such shares or other securities.

    (b)(i) In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding option and the purchase price per security, the terms of each outstanding stock appreciation right, and the number and class of securities subject to each outstanding Restricted Stock Award shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options without an increase in the aggregate purchase price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any such adjustment would result in a fractional security being (1) available under this Plan, such fractional security shall be disregarded, or (2) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the first vesting or exercise of such award, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (x) the fraction of such security (rounded to the nearest hundredth) by (y) the excess, if any, of (A) the fair market value (determined in accordance with Section 6) on the vesting or exercise date over (B) the exercise price, if any, of such award.

      (ii) Notwithstanding any provision in this Plan or any agreement, in the event of a Change in Control in connection with which the holders of Common Stock receive shares of common stock that are registered under Section 12 of the Exchange Act, (1) all outstanding options shall immediately become exercisable in full, (2) the restrictions applicable to any outstanding Restricted Stock Award shall lapse and (3) there shall be substituted for each share of Common Stock available under this Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding share of Common Stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share in the case of an option shall be appropriately adjusted by the Committee, such adjustments to be made without an increase in the aggregate purchase price.

      (iii) Notwithstanding any provision in this Plan or any agreement, in the event of a Change in Control (other than a Change in Control in connection with which the holders of Common Stock receive consideration other than shares of common stock that are registered under Section 12 of the

  Exchange Act), each outstanding award shall be surrendered to the Company by the holder thereof, and each such award shall immediately be canceled by the Company, and the holder shall receive within ten days of the occurrence of such Change in Control, a cash payment from the Company in an amount equal to (1) in the case of an option, the number of shares of Common Stock then subject to such option, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the purchase price per share of Common Stock subject to the option and (2) in the case of a Restricted Stock Award, the number of shares of Common Stock then subject to such award, multiplied by the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control. In the event of a Change in Control, each stock appreciation right shall be surrendered by the holder thereof and shall be canceled simultaneously with the cancellation of the related option. The Company may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 and the rules and regulations thereunder.

IV.  Eligibility

    Any regular salaried employee of the Company or any of its subsidiary companies shall be eligible to receive options, stock appreciation rights and Restricted Stock Awards under the Plan. Members of the Board of Directors of the Company who are not employed in any other capacity as regular salaried employees of the Company or of any subsidiary are not eligible to receive options, stock appreciation rights and Restricted Stock Awards under the Plan.

V.  Offering to Designated Employees

    Subject to the terms of the Plan, the Committee shall have the authority to select the persons to whom options are to be granted under the Plan (it being understood that more than one option may be granted to the same person), the number of shares to be subject to each such option, the option price of such shares, the time or times when each option may be exercised within the limits stated in this Plan, and other terms of the option. An option, or a portion thereof, may be an "incentive stock option" within the meaning of Section 422 of the Code (an "ISO") or an option that is not an ISO (a "Non-Statutory Stock Option"), provided that no ISO may be granted more than ten years after the date on which the stockholders of the Company approve this amendment and restatement of the Plan providing for the grant of ISOs hereunder. The Committee shall also have the authority, subject to the terms of the Plan, to determine (a) whether stock appreciation rights are to be granted in conjunction with an option and (b) which employees shall receive Restricted Stock Awards, the number of shares to be subject to each such Award and the terms and conditions of such Awards. Each option, stock appreciation right and Restricted Stock Award issued under the Plan may in the discretion of the Committee be covered by an agreement executed on behalf of the Company and the Grantee. Each such Agreement shall be in form approved by the Committee and shall contain such restrictions, terms and conditions as the Committee may require and as are not inconsistent with the provisions of the Plan. Each option and stock appreciation right shall be deemed to have been granted and shall take effect on the date that the Committee approves the granting of the option or stock appreciation right, or the date the Grantee enters the employ of the Company or a subsidiary, whichever is later, regardless of when the agreement or other document evidencing the option or stock appreciation right is executed and delivered. Each such agreement or other document shall be dated as of the date the option, stock appreciation right or Restricted Stock Award evidenced thereby is granted.

VI.  Price

    The option price shall not be less than 100% of the fair market value of the Stock at the time the option is granted; provided, however, that if an ISO shall be granted to any person who, at the time such ISO is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or subsidiary) (a "Ten Percent Holder"), the purchase price per share of Common Stock shall be the price (currently 110% of Fair Market Value) required by the Code in order to constitute an ISO. The fair market value at the time the option is granted shall, for purposes of the Plan, be the mean between the highest and lowest prices at which the Stock is traded on the day on which the option is granted, as reflected on the consolidated tape of New York Stock Exchange issues, or if such date is not a trading day, on the first trading day preceding such date. If there are no such sales of Stock on the date the option is granted (or on the first trading day preceding such date, if applicable) the mean between the bid and the asked prices as reflected on the consolidated tape of New York Stock Exchange issues at the close of the market on such day shall be deemed to be the fair market value of the Stock.

VII.  Exercise of Options

    (a) The period during which an option may be exercised shall be determined by the Committee at the time the option is granted, except (but subject to Section 3) that

       (i) except as otherwise provided in Section 11, an employee must continue in the employ of the Company and/or one or more of its subsidiaries for a period of not less than one year after the date of grant of the option before he may exercise such option;

      (ii) except as otherwise provided in Section 11, not more than 50% of the total number of shares subject to his option may be purchased by an employee during the one-year period beginning on the first anniversary of the date of grant of the option;

      (iii) except as otherwise provided in Section 11, no option shall be exercisable after the Grantee ceases to be an employee of the Company; and

      (iv) no option shall be exercisable more than ten years after its date of grant, provided, that if an ISO shall be granted to a Ten Percent Holder, such ISO shall not be exercisable more than five years after its date of grant.

    For purposes of the foregoing and Section 11, any Grantee who shall retire from employment with the Company and/or one or more of its subsidiaries prior to the first of the month following his 65th birthday, and who at the time of such retirement shall be committed to render consulting services to the Company and/or one or more of its subsidiaries pursuant to a contract which is approved by the Board of Directors and which in the judgment of the Committee requires that during the period of such contract he be obligated to devote a substantial portion of his time to rendering such services, shall, if the Committee so determines, be deemed for purposes of the Plan to continue in the employment of the Company and/or its subsidiaries so long as his obligation to render consulting services under such contract shall continue in effect, but not beyond three years from the date of his retirement or ten years from the date of grant whichever shall first occur.

    Subject to the foregoing and Section 11, options may be exercised from time to time in whole or in part. Each exercise of an option shall be accomplished by giving written notice of such exercise to the Treasurer of the Company, specifying the number of shares to be purchased and accompanied by payment in full of the purchase price therefor (or arrangement made for such payment to the satisfaction of the Company). An employee to whom an option is granted shall be under no obligation whatsoever to exercise it, and he may exercise the option or not in his discretion.

    (b) Payment for the options exercised shall be either in (i) cash, or check, bank draft or money order (collectively referred to as "cash") to the order of IMC Global Inc. for an amount in United States dollars equal to the total option price for the number of shares upon which options are being exercised, or (ii) shares of Common Stock of the Company (which shall be valued, for this purpose, at a price per share which is the mean between the highest and lowest prices at which the Stock is traded on the exercise date (or, if such date is not a trading day, on the first trading day preceding the exercise date), as reflected on the consolidated tape of New York Stock Exchange issues, or if there are no such sales of Stock on the exercise date (or on the first trading day preceding such date, if applicable), the mean between the bid and the asked prices as reflected on the consolidated tape of New York Stock Exchange issues at the close of the market on such date) with a value equal to or less than the total option price, plus cash for an amount in United States dollars equal to the amount, if any, by which the total option price exceeds the value (determined as aforesaid) of such shares of Company stock. Payment of the option exercise price in cash may be made by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise. Payment of the option exercise price by shares of Common Stock shall be either (1) by delivery of previously owned whole shares of Common Stock (which the optionee has held for at least six months prior to delivery of such shares and for which the optionee has good title, free and clear of all liens), (2) by authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered upon exercise of the option or (3) a combination of (1) and (2), in each case to the extent set forth in the agreement relating to the option. The Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (1)-(3) and in the case of an optionee who is subject to Section 16 of the Exchange Act, the Company may require that the method of making such payment be in compliance with Section 16 and the rules and regulations thereunder. The exercise date as used herein shall mean the business day on which an optionee delivers written notice to the Treasurer of the Company specifying the number of shares the optionee then desires to purchase under options held by such optionee.

    Payment for shares exercised for Stock and/or cash shall be delivered to the Treasurer of the Company not later than the end of the third business day after the exercise date. In the case of payment by delivery of previously owned shares of Stock, such payment shall be made by delivery of the necessary share certificates, with executed stock powers attached, to the Treasurer of the Company or, if such certificates have not yet been delivered to the optionee by written notice to the Treasurer of the Company requesting that the shares represented by such certificates be applied toward payment as hereinabove provided.

    (c) At the request of a participant, the Company may satisfy any of its tax withholding obligations arising upon the exercise of an option under Federal, State or other tax laws by withholding from the number of shares otherwise to be delivered to the Grantee that number of shares equal to the amount of such tax to be withheld. Shares to be withheld under this Section 7(c) shall be valued in accordance with the provisions of Section 7(b)(ii) above. In the alternative, the Grantee may deliver to the Company in whole or partial satisfaction of the Company's tax withholding requirements, previously owned whole shares of Common Stock (which the optionee has held for at least six months prior to delivery of such shares and for which the optionee has good title, free and clear of all liens), which shares shall be valued for such purpose in accordance with the provisions of Section 7(b)(ii) above. The Committee shall have sole discretion to disapprove of an election or request to withhold or deliver shares of Stock in order to satisfy tax withholding obligations and in the case of an optionee who is subject to Section 16 of the Exchange Act, the Company may require that the method of satisfying such obligations be in compliance with Section 16 and the rules and regulations thereunder.

VIII.  Stock Appreciation Rights

    (a) Stock appreciation rights may be granted in conjunction with all or part of any option granted under this Plan, either at the time of the grant of such option or at any subsequent time during the term of the option; provided, however, that any stock appreciation right related to an ISO shall be granted at the same time that such ISO is granted. A "stock appreciation right" is a right to receive, without payment to the Company, a number of shares of Common Stock of the Company and/or cash, as provided in this Section 8, in lieu of the purchase of shares under a related option. A stock appreciation right shall terminate and no longer be exercisable upon the termination of the related option. Stock appreciation rights may be exercised, in accordance with subsection (b) of this Section 8, by a Grantee by surrendering the related option or applicable portion thereof. Upon such exercise and surrender, the Grantee shall be entitled to receive an amount determined in the manner prescribed in subsection (b) of this Section 8. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related stock appreciation rights have been exercised.

    (b) Stock appreciation rights shall be subject to such terms and conditions not inconsistent with other provisions of the Plan as shall be determined from time to time by the Committee, which shall include the following:

       (i) Stock appreciation rights shall be exercisable at such time or times and only to the extent that the option to which they relate shall be exercisable in accordance with the provisions of Section 7 and this Section 8 of this Plan.

      (ii) Upon the exercise of a stock appreciation right, an optionee shall be entitled to receive an amount equal to the excess of the fair market value of one share of Common Stock over the option price per share specified in the related option multiplied by the number of shares in respect of which the stock appreciation right shall have been exercised. If shares of Common Stock are to be delivered for such excess amount, the number of whole shares shall be determined by dividing such excess amount by the fair market value of one share of Common Stock on the date of exercise of the stock appreciation right. No fractional shares shall be issued upon exercise of the stock appreciation right and no cash shall be paid for such fractional shares. The fair market value of Common Stock on the date of exercise of stock appreciation rights shall be determined in the same manner as the fair market value of Common Stock on the date of grant of an option is determined pursuant to Section 6 hereof.

      (iii) The Committee shall have the sole discretion to determine the form in which payment of the amount described in paragraph (ii) of this subsection (b) will be made (i.e., cash, Common Stock, or any combination thereof).

      (iv) The obligation to make payments with respect to stock appreciation rights shall not be funded or secured in any manner.

    (c) Upon the exercise of a stock appreciation right, the option or part thereof to which such stock appreciation right is related shall be deemed to have been exercised for the purpose of the limitation of the number of shares of Common Stock to be issued under the Plan as set forth in Section 3 hereof.

IX.  Restricted Stock Awards

    (a) Restricted Stock Awards are awards of restricted shares of Common Stock which are subject to the terms, conditions and restrictions contained in this Plan and in the Award relating to such shares. Upon the grant of any Restricted Stock Award, the awarded shares shall be registered in the name of the Grantee as soon as reasonably practicable after the award is made, but not until the Grantee has executed an award agreement and any other documents which the Committee in its absolute discretion may require. The awarded shares shall be retained by the Treasurer of the Company, an escrow holder, and the Grantee shall not be required to make any payment of cash consideration for such Award. All such Awards shall be contingent and the rights of the Grantee with respect thereto prior to vesting or forfeiture as provided in this Plan shall be only as set forth in this Plan.

    (b) Unless and until the shares awarded to a Grantee shall have vested as provided in this Section 9, but subject to the provisions of Section 3 where applicable, such shares shall not be sold, transferred or otherwise disposed of or pledged, but the Grantee, after delivery of the shares to the escrow holder, shall have the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

    (c) Each Restricted Stock Award shall be granted by the Committee, in its absolute discretion, subject to the provisions of the Plan, and shall contain such terms and conditions as the Committee shall determine consistent with the Plan, but in no event (except as provided in Section 3 hereto) may any portion of a Restricted Stock Award vest prior to one year after the date of grant.

    (d) Upon the forfeiture of any share of Restricted Stock in accordance with the provisions of the Plan, or the terms and conditions of the Award, such share shall automatically be transferred to and reacquired by the Company at no cost to the Company.

    (e) Vested Restricted Stock Awards shall be paid by delivery to the Grantee of certificates for the appropriate number of shares of Common Stock of the Company, registered in his name, free of any restriction or condition other than such restrictions on the resale of such Stock as the Committee, on advice of counsel, may require, which restrictions may be expressed, at the option of the Committee, in a legend on the stock certificate, with appropriate instructions given to the Company's transfer stock agent.

    (f)  Notwithstanding anything herein to the contrary, the Committee may grant Restricted Stock Awards in the form of restricted stock rights. A "restricted stock right" will be denominated in units of Common Stock and entitle the Grantee to receive, without payment to the Company, a number of shares of Common Stock of the Company that is equal to the number of units of Common Stock subject to such award ("Restricted Stock Right"). Each Restricted Stock Right also shall include the right to receive dividend equivalents with respect to the number of units of Common Stock subject to the award. For purposes of this subsection (f), dividend equivalent shall mean, with respect to any dividend declared on Common Stock, a number of units of Common Stock (including fractional units) determined by dividing (i) the product of the per-share dividend multiplied by the number of units of Common Stock subject to the Restricted Stock Right as of the record date by (ii) the Fair Market Value of a share of Common Stock on the settlement date of such Restricted Stock Right. The Committee may permit the deferral of the settlement of any Restricted Stock Right awarded hereunder, subject to the rules and procedures as it may establish, which may include provisions for the payment or crediting of interest and/or dividend equivalents. All dividend equivalents shall be paid to the Grantee if, when and to the extent that such Restricted Stock Right is paid.

    At the discretion of the Committee, any amounts required to be withheld for taxes with respect to the settlement of any deferred Restricted Stock Right may be withheld from the shares of Common Stock to be delivered under such deferred Restricted Stock Right or from other cash compensation of the Grantee or may be satisfied by such other means as the Committee may permit on a case by case basis.

X.  Necessary Approvals

    Each option and stock appreciation right and Restricted Stock Award shall be subject to the requirement that if at any time the Board of Directors shall determine, in its discretion, that the listing, registration or qualification of the shares subject to such option or stock appreciation right or Restricted Stock Award upon any securities exchange or under any state or federal law, or that the consent or approval of any governmental authority, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares under such option or upon exercise of such stock appreciation right or the award, vesting or delivery of shares covered by a Restricted Stock Award, such option or stock appreciation right may not be exercised in whole or in part, and such Restricted Stock Award shall not be made or vest, and shares thereunder may not be delivered, as the case may be, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. Any option or stock appreciation right may be exercised only in accordance with the provisions of all applicable law.

XI.  Termination of Employment

    (a) Subject to subsection (f) of this Section 11, if an employee ceases to be employed for any reason, whether by his own volition or otherwise, except where termination is due to death, total disability or Retirement (as defined in Section 11(c) of this Plan) of the employee, all options and stock appreciation rights held by the employee under this Plan shall be automatically canceled at the time of termination of employment except that any such option and stock appreciation right may be exercised by him within three months after such termination (but not after the expiration of ten years from the date of grant or after the expiration of any other period for exercise made applicable by the Committee at the time of grant) to the extent exercisable by him at the time of such termination; provided, however, that in the case of an ISO, the period of time after such termination of employment shall not be greater than three months.

    (b) Subject to subsection (f) of this Section 11, if an employee dies while in the employ of the Company or any of its subsidiary companies, any option and stock appreciation right held by him at the time of his death shall be transferred as provided in his will or as determined by the laws of descent and distribution, and may be exercised, to the extent exercisable by him at the time or from time to time within twelve months after the date of death (but not after the expiration of ten years from the date of grant or after the expiration of any other period for exercise made applicable by the Committee at the time of grant) unless the option or stock appreciation right by its terms shall provide a shorter period of time during which the option or stock appreciation right may be exercised after death.

    (c) Subject to subsection (f) of this Section 11, an employee whose employment terminates because of total disability may exercise his options and stock appreciation rights, to the extent exercisable by him at the time of such termination, at any time or from time to time within three years after the termination of his employment (but not after the expiration of ten years from the date of grant or after the expiration of any other maximum period for exercise made applicable by the Committee at the time of grant).

    Subject to subsection (f) of this Section 11, an employee whose employment terminates because of Retirement (as defined in this subsection) may exercise his options and stock appreciation rights that were granted at least one year prior to his termination date in full, whether or not such options or stock appreciation rights were otherwise exercisable at the time of his termination, at any time or from time to time within the three years after the termination of his employment (but not after the expiration of ten years from the date of grant or after the expiration of any other period for exercise made applicable by the Committee at the time of grant). "Retirement," for purposes of this Plan, shall mean termination of employment, other than for death, cause or disability, on or after the date on which the Grantee attains age 55.

    (d) If the employment of a Grantee terminates before a Restricted Stock Award is vested in accordance with the Plan, he shall automatically forfeit all shares of Stock then subject to Restricted Stock Awards under the Plan, except to the extent otherwise determined by the Committee in its sole discretion before or after such termination.

    (e) If a former employee dies after termination of employment, but within the applicable period during which his options and stock appreciation rights could have been exercised by the former employee if the former employee had survived, the options and stock appreciation rights shall be transferred as provided in the former employee's will or as determined by the laws of descent and distribution, and may be exercised, to the extent exercisable by the former employee at the time of death, by the person or persons entitled thereto at any time or from time to time within the remaining portion of the applicable period during which the former employee could have exercised the options and stock appreciation rights if the former employee had survived, or if longer than such remaining portion, within twelve months after the date of death, unless the option or stock appreciation right by its terms shall provide otherwise.

    (f)  Notwithstanding anything in the Plan to the contrary, the Committee may in its sole discretion before or after termination of an employee's employment permit the employee to exercise his options and stock appreciation rights in full, whether or not such options or stock appreciation rights were otherwise exercisable at the time of his termination and may extend the time following termination of employment when the employee's options and stock appreciation rights may become exercisable and during which exercisable options and stock appreciation rights may be exercised (but not after the expiration of ten years from the date of grant).

XII.  Miscellaneous

    (a) While an option or stock appreciation right is unexercised, an employee shall have no voting rights or other rights of stockholders with respect to shares which are subject to his option or which he may receive upon exercise of his stock appreciation right. Furthermore, no cash dividends shall accrue or be payable with respect to any such shares. However, an employee shall have full voting and other rights upon the date on which the Committee determines that Stock will be issued to him in connection with the exercise of the stock appreciation right.

    (b) Stock which is subject to options but has not yet been purchased or which may be issued upon exercise of a stock appreciation right has no subscription rights.

    (c) No fractional shares of Stock shall be issued upon exercise of an option or a stock appreciation right and in case a fractional share shall become subject to an option or stock appreciation right by reason of a stock dividend or otherwise, the employee holding such option or stock appreciation right shall not be entitled to exercise it with respect to such fractional share.

    (d) The rights granted to any employee pursuant hereto shall be exercisable, during his lifetime, only by him or by his guardian or legal representative and none of such rights shall be subject to sale, hypothecation, assignment or pledge or be transferable otherwise than by will or intestacy.

    (e) No Grantee of an option, stock appreciation right or Restricted Stock Award shall have any right to be retained in the employ of the Company or a subsidiary thereof by virtue of his participation in the Plan.

    (f)  This Plan, each option, stock appreciation right and Restricted Stock Award hereunder and the related agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

XIII.  Amendments

    Subject to any requirement of stockholder approval required by applicable law, rule or regulation including Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, the Board of Directors shall have the power (a) to make such changes in the Plan and in any option, stock appreciation right or Restricted Stock Award previously granted under the Plan as in the opinion of counsel to the Company may be necessary or appropriate from time to time so that options granted under the Plan will continue to be ISOs or Non-Statutory Stock Options, as the case may be, under the Code as in existence from time to time, and (b) to make such other changes in the Plan and in any option or stock appreciation right previously granted under the Plan as from time to time the Board deems proper and in the best interests of the Company; provided, however, that no amendment shall be made without stockholder approval if such amendment would (i) increase the maximum number of shares of Common Stock available under this Plan (subject to Section 3), (ii) reduce the minimum purchase price in the case of an option or the base price in the case of a stock appreciation right, (iii) effect any change inconsistent with Section 422 of the Code or (iv) extend the term of this Plan. No amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

XIV.  Effective Date and Termination

    (a) The Plan, as amended and restated, became effective as of October 19, 1995, upon approval by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the 1995 annual meeting of stockholders.

    (b) The Plan shall remain in effect until termination by action of the Board. Termination of this Plan shall not affect the rights of employees under the options theretofore granted to purchase Common Stock under the Plan, or the rights of employees pursuant to stock appreciation rights and Restricted Stock Awards theretofore granted under the Plan, and all such options, stock appreciation rights and Restricted Stock Awards shall continue in force and in operation after termination of the Plan, except as they may be terminated through death or other termination of employment in accordance with the terms of the Plan.

XV.  Definitions of Certain Terms Referenced Hereto in the Plan

    (a) Change in Control: The term "Change in Control" of the Company when used in this Plan, shall mean, and be deemed to have occurred as of the first day that any one or more of the following conditions have been satisfied:

       (i) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 20% or more of either (1) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company); (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this definition;

      (ii) individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

      (iii) approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which (1) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (2) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporation Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 25% or more of the Outstanding Company Common Stock or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 25% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

      (iv) approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company.

    (b) "Non-Statutory Stock Option" shall mean a stock option which is not an ISO.

    (c) "Permanent and Total Disability" shall have the meaning set forth in Section 22(e)(3) of the Code or any successor thereto.

    (d) "Termination of Employment" shall mean the termination of employment by IMC Global Inc. or the Company or its successor company of an employee who is a participant in the Plan, that occurs after a Change in Control (as herein defined) has occurred and is not due to cause and is not voluntary. Termination shall not be deemed to be voluntary if the employee elects to resign because his or her position, responsibility, benefits or compensation have been adversely changed or diminished.

    This definition is applicable to "termination of employment" when used in the Plan only when the reference to Section 16 appears along with it.

APPENDIX A

IMC GLOBAL INC.

BOARD OF DIRECTORS' AUDIT COMMITTEE CHARTER

    STATEMENT OF POLICY:  The Audit Committee ("Committee") shall assist the Board of Directors in fulfilling its responsibility to oversee management in relation to the Company's: (1) corporate accounting and reporting practices/policies, including financial reports issued to its shareholders, potential shareholders, investment community and others; (2) system of internal controls; (3)  annual independent audit of its financial statements; (4) internal audit function; and (5) legal compliance and ethics policies as established by management and the Board. In so doing, it is incumbent on the Committee to maintain free and open communication between the Board of Directors, external auditor, internal auditor and the financial management group in the Company. In addition to fulfilling the oversight roles, responsibilities and accountabilities outlined in this charter for IMC Global Inc., the Committee shall also fulfill these oversight roles, responsibilities and accountabilities for Phosphate Resource Partners Limited Partnership, a Delaware limited partnership of which the Company is the administrative managing general partner.

    In carrying out its oversight role, the Committee recognizes that the Company's management is responsible for preparing the Company's financial statements and that the external auditor is responsible for auditing the Company's financial statements. The Committee also recognizes that the Company's financial management, as well as the external and internal auditors have professional expertise as well as more time, knowledge and detailed information about the Company than do the Committee members. Consequently, while carrying out its oversight responsibilities, the Committee is not serving as an auditor and, therefore, is not providing any expert or special assurance, as to the Company's financial statements or any professional certification as to the external auditor's work.

    The Committee believes its oversight roles, responsibilities and accountabilities should remain flexible, in order to best react to changing events, conditions and circumstances. Therefore, the Committee shall review and reassess the adequacy of this charter, and receive Board of Directors' approval, on an annual basis. The Committee shall also take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business practices and ethical behavior. The Committee will report the results of its activities to the Board of Directors on a regular basis.

    MEMBERSHIP:  The Committee shall be appointed by the Board of Directors and shall be composed of three or more directors, one of whom shall serve as chair of the Committee. Each member of the Committee shall be an independent director, free from any relationship with the Company and management that, in the opinion of the Board of Directors, would interfere with his/her exercising independent judgement as a member of the Committee and shall meet the independence requirements of the New York Stock Exchange. All members of the Committee shall be, or become within a reasonable time after appointment, financially literate and at least one member of the Committee shall have accounting or financial management expertise as required by the New York Stock Exchange.

    MEETINGS:  The Committee shall meet (in-person or by phone) as a body at least four times annually, or more frequently as circumstances dictate, to carry out its oversight role and to review with management and the external auditor each quarterly and annual financial report, prior to the report's release to the public.

RESPONSIBILITIES AND DUTIES:

    The following shall be the principal responsibilities and duties of the Committee in carrying out its oversight role, with the understanding that these activities may be modified and/or supplemented to meet the given circumstances.

1a

1)
The external auditor is ultimately accountable to the Board of Directors and the Committee, as the shareholders' representatives. The Board of Directors, based on the Committee's recommendation, has the ultimate authority and responsibility to annually appoint (subject to shareholder ratification), evaluate, and if appropriate, terminate and replace the external auditor.

2)
The Committee shall receive, at least annually, from the external auditor a formal written statement (consistent with Independence Standards Board Standard No. 1) delineating all relationships between the external auditor and the Company that in the auditor's professional judgement may reasonably be thought to bear on independence. The Committee will also engage in a dialogue with the external auditor with respect to any disclosed relationship(s) or services (audit and non-audit) that may impact the objectivity and independence of the external auditor. The Committee will then consider whether the performance of non-audit services by the external auditor is compatible with maintaining the external auditor's independence. The Committee will recommend that the Board of Directors take appropriate action to insure the independence of the external auditor, in response to the external auditor's report.

3)
The Committee shall review and concur with management's appointment and/or termination of the Company's Director of Internal Audit. The Committee shall also review and approve the internal auditor's annual audit plan and internal audit policies.

4)
The Committee shall discuss with the external and internal auditors the scope and plans for their respective audits. The Committee will also meet separately with the external and internal auditors, with and without management present, to discuss the results of their audits. The Committee shall also candidly discuss with management, the internal auditor and external auditor the quality and adequacy of the Company's system of internal controls, including systems to monitor and manage business risks, and elicit any recommendations for improvement of such controls.

5)
The Committee shall review and discuss with management and the external auditor the Company's interim financial results to be included in the Company's quarterly reports (Form 10-Q) prior to filing with the Securities and Exchange Commission ("SEC"). Such review shall also include all matters required to be communicated to the Committee by the external auditor under generally accepted auditing standards.

6)
The Committee shall review and discuss with management and the external auditor the financial portions of the Company's Form 10-K and annual report (prior to filing with the SEC and release to the shareholders), including their judgement about the quality, not just the acceptability, of accounting principles applied by the Company, the reasonableness of significant judgements, and the clarity and completeness of the financial statement disclosures. Furthermore, the Committee will discuss the results of the annual audit and any other matters required to be communicated to the Committee by the external auditor under generally accepted auditing standards.

7)
The Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall have unrestricted access to members of management and all information relevant to its responsibilities. The Committee shall be empowered, with Board of Directors' approval, to retain independent counsel, accountants, or other experts to assist it in the conduct of any investigation.

8)
The Committee shall review at least annually the Company's monitoring and enforcement of policies relating to legal compliance, ethics, conflicts of interest, and use of corporate funds. Such reviews shall be conducted with the participation of the external auditor, internal auditor and management.

2a

- Please Detach and Mail in the Envelope Provided -

IMC GLOBAL INC.

Proxy Solicited on Behalf of the Board of Directors of
the Company for the Annual Meeting, May 11, 2001

PROXY

The undersigned hereby constitutes and appoints Douglas A. Pertz, J. Bradford James and Rose Marie Williams and each of them, with full power of substitution, Proxies to represent the undersigned at the Annual Meeting of Stockholders of IMC Global Inc. to be held at the IMC Global Inc. headquarters located at 100 South Saunders Road, Lake Forest, Illinois 60045, on May 11, 2001, at 12:00 noon, Local Time, and at any adjournments thereof, and to vote on all matters coming before said meeting, hereby revoking any proxy heretofore given.

Election of Directors, Nominees	Comments: (Such as change of address)
(see reverse side)
For a Term Expiring in 2004:
Raymond F. Bentele
Donald F. Mazankowski
Douglas A. Pertz

You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE), but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations as noted in the proxy statement and on the reverse side of this card. The Proxies cannot vote your shares unless you sign and return this card.

Please sign, date, and mail your
proxy card back as soon as possible!

Annual Meeting of Stockholders
IMC GLOBAL INC.

MAY 11, 2001

- Please Detach and Mail in the Envelope Provided -

/x/	Please mark your votes as in this example using dark ink only.

The Board of Directors recommends a vote "FOR" proposals 1, 2, and 3.

		FOR	WITHHOLD
1.	Election of three (3) members of the Board of Directors:	/ /	/ /	Nominees: Raymond F. Bentele Donald F. Mazankowski Douglas A. Pertz
(Instructions: To withhold authority to vote for any individual nominee, write the nominee's name in the space below.)

		FOR	AGAINST	ABSTAIN
2.	The approval of an amendment to the IMC Global Inc. Amended and Restated 1988 Stock Option and Award Plan.	/ /	/ /	/ /
3.	Ratification of the appointment of Ernst & Young LLP as the independent auditors.	/ /	/ /	/ /
4.	In their discretion, the Proxies are authorized to transact other business that properly may come before the meeting or any adjournment of the meeting.
Please check this box if you plan to attend the Annual Meeting. / /
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.
SIGNATURE		DATE	,2001.
(SIGNATURE IF HELD JOINTLY)

IMPORTANT: Please sign exactly as your name appears hereon and mail the proxy card promptly even though you may plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by a duly authorized person.

QuickLinks

TABLE OF CONTENTS
PROXY STATEMENT
  The Board of Directors
  Committees of the Board of Directors
REPORT OF THE AUDIT COMMITTEE
REPORT OF THE COMPENSATION COMMITTEE
  Compensation Philosophy and Objectives
  Compensation Components and Process
  Policy on Deductibility of Compensation
  Stock Ownership Guidelines
  Chief Executive Officer Compensation
STOCKHOLDER RETURN INFORMATION
Comparison of Five-Year Cumulative Total Return IMC Global, S&P 500, S&P Group Index and 2001 Peer Group
POLICIES RELATING TO THE BOARD OF DIRECTORS
  Nomination and Selection of Directors
  Compensation of Directors
  Attendance
  Retirement from the Board
BENEFICIAL OWNERSHIP OF COMMON STOCK
  Ownership of Common Stock by Directors and Executive Officers
  Ownership of Common Stock by Others
  Section 16(a) Beneficial Ownership Reporting Compliance
EXECUTIVE COMPENSATION
  Compensation of Executive Officers
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN THE LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
  Employment Agreement
  Severance Agreements
  Employee Stock Options
  Management Compensation and Benefit Assurance Program
  Certain IMC Salt Divestiture Agreements
  Compensation Committee Interlocks and Insider Participation
THE ANNUAL MEETING
  Proxies and Voting at the Annual Meeting
Matters to Be Considered at the Annual Meeting
  I. Election of Directors
NOMINEES FOR ELECTION AS A DIRECTOR FOR A TERM EXPIRING IN 2004
  II. Approval of the Amendment to the IMC Global Inc. Amended and Restated 1988 Stock Option and Award Plan
  Proposed Amendment
  Description of the 1988 Option Plan
  Federal Income Tax Consequences
  Awards Granted under the 1988 Option Plan
  III. Ratification of the Appointment of Independent Auditors
MISCELLANEOUS INFORMATION
  Discretionary Voting Authority
  Stockholder Proposals and Nominations for the 2002 Annual Meeting of Stockholders
DIRECTIONS TO IMC GLOBAL'S HEADQUARTERS OFFICES
  General
  Parking
EXHIBIT A
1988 STOCK OPTION AND AWARD PLAN AS PROPOSED TO BE AMENDED AND RESTATED
  I. Purpose
  II. Administration of the Plan
  III. Stock Subject to the Plan
  IV. Eligibility
  V. Offering to Designated Employees
  VI. Price
  VII. Exercise of Options
  VIII. Stock Appreciation Rights
  IX. Restricted Stock Awards
  X. Necessary Approvals
  XI. Termination of Employment
  XII. Miscellaneous
  XIII. Amendments
  XIV. Effective Date and Termination
  XV. Definitions of Certain Terms Referenced Hereto in the Plan
IMC GLOBAL INC. BOARD OF DIRECTORS' AUDIT COMMITTEE CHARTER
  STATEMENT OF POLICY:
  MEMBERSHIP:
  MEETINGS:
  RESPONSIBILITIES AND DUTIES:
The Board of Directors recommends a vote "FOR" proposals 1, 2, and 3.